NUVEEN Exchange-Traded Funds

APRIL 30, 1998

           Semiannual Report

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NPI
Premium Income

NPM
Premium Income 2

NPT
Premium Income 4

Photo of: Man fishing.

Highlights
As of April 30, 1998

   Contents
 1 Dear Shareholder
 3 Portfolio Manager Roundtable
 5 NPI Performance Overview
 6 NPM Performance Overview
 7 NPT Performance Overview
 8 Portfolio of Investments
31 Statement of Net Assets
32 Statement of Operations
33 Statement of Changes in Net Assets
34 Notes to Financial Statements
38 Financial Highlights
40 Building Better Portfolios
41 Fund Information

================================================================================
Credit Quality               Performance Highlights
Nuveen Premium Income Municipal Fund, Inc. (NPI)
                             o Graphic: 4 stars
                               Four-star rating by Morningstar*
                             o Outperformed Lehman Brothers Municipal Bond Index
                               for one-year period**
                             o Taxable equivalent yield of 8.84% for investors
                               in the 31% federal income tax bracket

PIE CHART:
AAA                           58%
AA                            19%
A                             15%
BBB/NR                         8%

Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                             o Steady dividend for 27 consecutive months
                             o Outperformed Lehman Brothers Municipal Bond Index
                               for one-year period**
                             o Taxable equivalent yield of 8.77% for investors
                               in the 31% federal income tax bracket
PIE CHART:
AAA                           47%
AA                            16%
A                             25%
BBB/NR                        12%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                             o Steady dividend for 36 consecutive months
                             o Outperformed Lehman Brothers Municipal Bond Index
                               for one-year period**
                             o Taxable equivalent yield of 8.48% for investors
                               in the 31% federal income tax bracket
PIE CHART:
AAA                           46%
AA                            20%
A                             20%
BBB/NR                        14%


================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier AdviserSM equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.



* Overall rating within the municipal bond category for the period ended April 30, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NPI earned three stars for the three-year period and four stars for the five-year period ended April 30, 1998. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. 195 funds were rated for the three-year period and 155 for the five-year period, each ending April 30, 1998.

**The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of more than 42,000 separate issues.

Blow-in copy:
NOW MAY BE THE TIME TO INVEST IN EUROPE
Europe's strong stock markets and continuing economic development are creating exceptional opportunities for investors around the world. Now may be the time to move some of your portfolio into European companies by investing in the Nuveen European Value Fund.

The Nuveen European Value Fund seeks to invest in a portfolio of quality, currently undervalued European companies that offer the potential for significant price appreciation. The fund's overall management is provided by Nuveen, with Institutional Capital Corporation -- Nuveen's Premier Adviser(sm) for value investing -- serving as portfolio manager.

Diversifying your portfolio with investments in European stocks can provide the potential for enhanced returns and reduced risk. As a Nuveen investor, you may be eligible for a reduced sales charge based on the amount of your current Nuveen holdings.

Investing overseas may present some special risks, and is not for everyone. To determine if the European Value Fund would help you build a better portfolio, talk with your financial adviser and ask for a prospectus, which details all fees and expenses. A prospectus is also available from Nuveen by calling
(800) 621-7227. Please read it carefully before you invest.

(See other side for a Nuveen product listing)


NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen European Value Fund
Nuveen Rittenhouse Growth Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Mountain Chart:
Bond Buyer 40
4/30/97        5.89
5/31/97        5.74
6/30/97        5.69
7/31/97        5.4
8/31/97        5.55
9/30/97        5.47
10/31/97       5.4
11/30/97       5.36
12/31/97       5.26
1/31/98        5.19
2/28/98        5.24
3/31/98        5.27
4/30/98        5.39

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Premium Income exchange-traded funds continued to perform well and meet their objectives of providing attractive income and after-tax total returns. As of April 30, 1998, shareholders in these funds were receiving annual current market yields that ranged from 5.85% to 6.10%. To match these yields, investors in the 31% federal income tax bracket would have to earn between 8.48% and 8.84% on taxable alternatives.

The declining interest rate environment over the past year had a significant impact on the funds' performance. As you can see on the chart below, the yield on the Bond Buyer 40, a representation of the long-term municipal bond market, fell from 5.89% to 5.39% during the year. The decline had an impact on the income of NPI, and its dividend was reduced during the year. As interest rates declined, higher-yielding bonds that were called or sold from the portfolio had to be replaced with bonds paying today's lower interest rates. As a result, the fund's dividend was reduced to compensate for the lower levels of income being earned by the portfolio.

However, the decline in interest rates also had a positive impact on the funds because many portfolio holdings appreciated in value during the period. Many of the bonds in the portfolios have higher coupon rates than are available in today's market, and the value of those bonds increased as rates trended downward. The price appreciation resulting from this and other factors led to the funds' strong total returns over the year.


The Economy in Review
The past 12 months were noteworthy for the ongoing performance of the equity markets, which continued to exhibit remarkable strength. Fixed-income investments also enjoyed bullish performance, as declining interest rates and low inflation provided the ideal backdrop for a bond market rally. Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.4% for the 12 months ended April 1998, remaining at one of its lowest levels in more than 30 years.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including demand for goods and services, changes in U.S. production capacity, the availability of qualified employees, and stability of the money supply. While it is still too early for the full impact of Asia's financial difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets is of special concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.


Building Better Portfolios
As economic events unfold, we believe that many investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio that is invested in a variety of asset classes that each react differently to changes in the economic environment can help to cushion your portfolio against risk.

Many investors select Nuveen's exchange-traded funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and maintaining long-term financial security. These funds can work together with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. Recent studies by Nuveen Research have demonstrated that balanced portfolios combining municipal bonds and stocks provided superior after-tax returns and lower levels of risk compared with blends of stocks and taxable bonds. You and your financial adviser may want to consider combining your Nuveen municipal bond fund with an investment in the new Nuveen European Value Fund, an equity mutual fund that offers a portfolio of quality European company stocks for investors seeking long-term growth and international diversification. This fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services for a prospectus at (800) 257-8787. Please read it carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of John Nuveen & Co. On behalf of everyone at Nuveen, I thank you for your continued confidence in us and our family of investments.

Sincerely,


TIMOTHY R. SCHWERTFEGER
Chairman of the Board

June 15, 1998

Sidebar text: Nuveen offers an ever-expanding range of products designed to help investors build a diversified, tax-efficient portfolio.

Nuveen Exchange-Traded Funds
Portfolio Manager Roundtable
Tom Futrell, Ted Neild and Steve Peterson, portfolio managers of the Nuveen Premium Income exchange-traded funds, review the past year in the municipal market and talk about fund performance and opportunities to find value.



What factors influenced the performance of municipal bond funds over the past year?
Over the past 12 months, we have enjoyed a bull market in fixed-income investments, including municipal bonds. Bond prices rose as interest rates continued to drop and inflation remained at 30-year lows. Although still strong, the performance of the municipal market was moderated by the effect of heavy supply, as the lower rate environment stimulated a substantial increase in new issuance as well as the refinancing of existing bonds. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997.

The flood of new issues continued in recent weeks with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. The publicity surrounding this issue brought an unusual level of attention to the municipal market and may stimulate additional interest in municipal bonds.

How did the funds perform in this environment?
For the year ended April 30, 1998, the funds posted strong total returns on net asset value that ranged from 9.72% to 11.48%, equivalent to taxable returns of 12.55% to 14.34% for investors in the 31% federal income tax bracket. The total returns compare with the unleveraged Lehman Brothers Municipal Bond Index's annual return of 9.30%.

The strong performance of these funds compared with the Lehman Index can be attributed in part to their longer durations, which range from 8.95 to 10.37 years on a leverage-adjusted basis, compared with the Lehman index's 7.12 years. Duration measures a fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. In a year when the yield on the Bond Buyer 40 dropped 50 basis points, longer duration helped these funds participate more fully in the market rally. However, it also made them more susceptible to price fluctuations during periods of rising interest rates.

In reviewing the performance of these funds, it is important to look at both components of total return: income and price appreciation. Understanding what influences them can help us measure how well the funds are meeting their objectives of providing investors with the highest possible level of tax-free income consistent with capital preservation, as well as enhanced portfolio value relative to the market.

Income
Despite the steady decline of interest rates over the past year, the Nuveen Premium Income Municipal Fund (NPI) was the only fund in this report to see a dividend adjustment. The reason for this can be traced to the larger number of bond calls that NPI has experienced recently. Whenever a bond is called, sold or reaches its maturity date, it must be replaced with a bond paying a current coupon rate. Both of the other premium income funds are newer and were introduced during periods of lower interest rates than NPI. As a result, they have not experienced the level of bond calls that affected NPI, and have produced more stable dividends.

Price Appreciation
Three major factors impacted the growth in price appreciation over the past year:

o Declining interest rates: As interest rates declined, the funds' underlying bonds appreciated in value. The coupon rates of these bonds are also higher than those available in the current market, making the income level offered by these funds more attractive.

o Pre-refundings: Declining interest rates also meant an increased number of pre-refundings. In a pre-refunding, a bond issue is essentially repaid early and becomes secured by U.S. government or agency securities until it can be called by the issuer. When bonds are pre-refunded and backed by Treasury securities, the credit quality of the bond improves, resulting in price appreciation. These funds have large percentages of pre-refunded bonds, which led to additional price appreciation.

o Credit upgrades: The continued strength of the U.S. economy helped to boost the credit quality of many municipal bonds, as evidenced by the fact that credit upgrades outnumbered down-grades by a margin of approximately 17 to 1 among the 2,879 credit rating revisions issued by Moody's in 1997. During the first quarter of 1998, upgrades continued to exceed downgrades by a significant margin. These upgrades, in turn, increased the credit quality and value of many of the bonds in the portfolios.

Where did you find value in the current market?
The heavy supply of new issues played a large role in our ability to find value investing opportunities over the past year. The growing new issue supply forced issuers and underwriters to customize the structure of new deals by including attractive features such as above-market yields, flexible pricing and special call provisions. This created several opportunities, especially in undervalued areas such as FHA-insured hospitals and housing bonds. Heavy volume also enabled us to purchase bonds with favorable structures at attractive prices in smaller states such as Arkansas, Kentucky, Michigan and Ohio.

What are your key strategies for the future?
If the difference in yields between higher- and lower-rated bonds remains tight, we plan to upgrade the credit quality of our portfolios by taking advantage of the opportunity to purchase high- quality bonds while they are priced comparably to lower-quality bonds. In the coming year, we will also continue to work toward diversifying the call risk of the funds. This means we will strive to purchase bonds with varied call dates so that no large portions of the portfolios are subject to being called away at any one time.

Our focus remains on selecting undervalued securities that provide attractive income and the opportunity for price appreciation. We plan to maintain some liquidity in our portfolio by adding bonds with strong retail appeal that are easier to sell when a more attractive candidate becomes available. The research-intensive bond selection process in which Nuveen excels will help us identify those issues that are most appropriate to our strategies.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of April 30, 1998

NPI


Portfolio Statistics
==================================================

Inception Date                                7/88
--------------------------------------------------
Share Price                                14 9/16
--------------------------------------------------
Net Asset Value                             $15.21
--------------------------------------------------
Current Market Yield                         6.10%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.84%
--------------------------------------------------
Fund Net Assets ($000)                  $1,445,054
--------------------------------------------------
Average Weighted Maturity (Years)            22.40
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.64
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.04%         9.72%
--------------------------------------------------
3-Year                         6.66%         7.94%
--------------------------------------------------
5-Year                         3.95%         6.08%
--------------------------------------------------
Since Inception                7.08%         8.35%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.99%        12.55%
--------------------------------------------------
3-Year                         9.77%        10.94%
--------------------------------------------------
5-Year                         7.20%         9.33%
--------------------------------------------------
Since Inception               10.35%        11.70%
==================================================
Top 5 Sectors
Utilities                                      19%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Housing (Single-Family)                        13%
--------------------------------------------------
Tax Obligation (General)                       12%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0577.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends(3)
5/97          0.0765
6/97          0.0765
7/97          0.0765
8/97          0.0765
9/97          0.0765
10/97         0.0765
11/97          0.074
12/97          0.074
1/98           0.074
2/98           0.074
3/98           0.074
4/98           0.074

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of April 30, 1998

NPM

Portfolio Statistics
==================================================

Inception Date                                7/92
--------------------------------------------------
Share Price                                 15 3/8
--------------------------------------------------
Net Asset Value                             $15.73
--------------------------------------------------
Current Market Yield                         6.05%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.77%
--------------------------------------------------
Fund Net Assets ($000)                    $941,721
--------------------------------------------------
Average Weighted Maturity (Years)            20.86
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.47
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.19%        11.48%
--------------------------------------------------
3-Year                        14.04%        10.40%
--------------------------------------------------
5-Year                         8.43%         8.01%
--------------------------------------------------
Since Inception                7.16%         8.48%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        15.14%        14.34%
--------------------------------------------------
3-Year                        17.18%        13.34%
--------------------------------------------------
5-Year                        11.58%        10.97%
--------------------------------------------------
Since Inception               10.17%        11.36%
==================================================
Top 5 Sectors
U.S. Guaranteed                                24%
--------------------------------------------------
Tax Obligation (General)                       16%
--------------------------------------------------
Housing (Single-Family)                        13%
--------------------------------------------------
Tax Obligation (Limited)                       12%
--------------------------------------------------
Housing (Multifamily)                           8%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The fund also paid shareholders taxable distributions in December of $0.0891.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends(3)
5/97          0.0775
6/97          0.0775
7/97          0.0775
8/97          0.0775
9/97          0.0775
10/97         0.0775
11/97         0.0775
12/97         0.0775
1/98          0.0775
2/98          0.0775
3/98          0.0775
4/98          0.0775

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of April 30, 1998

NPT

Portfolio Statistics
==================================================

Inception Date                                2/93
--------------------------------------------------
Share Price                               13 15/16
--------------------------------------------------
Net Asset Value                             $14.59
--------------------------------------------------
Current Market Yield                         5.85%
--------------------------------------------------
Taxable Equivalent Yield(1)                  8.48%
--------------------------------------------------
Fund Net Assets ($000)                    $904,386
--------------------------------------------------
Average Weighted Maturity (Years)            19.25
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.37
==================================================
Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        14.75%        10.90%
--------------------------------------------------
3-Year                        12.67%         9.75%
--------------------------------------------------
5-Year                         5.86%         6.95%
--------------------------------------------------
Since Inception                4.95%         6.74%
==================================================
Taxable Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        17.68%        13.61%
--------------------------------------------------
3-Year                        15.75%        12.53%
--------------------------------------------------
5-Year                         8.90%         9.77%
--------------------------------------------------
Since Inception                7.85%         9.46%
==================================================
Top 5 Sectors
Health Care                                    17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Tax Obligation (General)                       12%
--------------------------------------------------
Housing (Multifamily)                          10%
--------------------------------------------------


1 Taxable equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on current market yield and a federal income tax rate of 31%.
2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends
5/97          0.068
6/97          0.068
7/97          0.068
8/97          0.068
9/97          0.068
10/97         0.068
11/97         0.068
12/97         0.068
1/98          0.068
2/98          0.068
3/98          0.068
4/98          0.068

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
                            April 30, 1998
                            (Unaudited)
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.4%

$     170,000   Alaska State Housing Finance Corporation, Collateralized Home Mortgage Bonds, 1987 Series B,
                 8.750%, 12/01/16                                                            6/98 at 102        Aaa     $    172,395

    6,000,000   North Slope Borough, Alaska, General Obligation Refunding Bonds of 1988, Series G
                 8.350%, 6/30/98                                                            No Opt. Call          A-       6,041,340


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 1.3%

    2,630,000   The Industrial Development Authority of the City of Phoenix, Arizona, Home Purchase Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988B, 8.200%, 4/01/22
                 (Alternative Minimum Tax)                                                  10/98 at 102        AAA        2,701,931

   11,630,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial Development
                 Lease Obligation Refunding Revenue Bonds, 1998 Series A (Irvington Project),
                 7.250%, 7/15/10                                                             1/02 at 103        Aaa       12,902,089

    3,340,000   The Industrial Development Authority of the County of Pima, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1988, 8.125%, 9/01/20
                 (Alternative Minimum Tax)                                                   3/99 at 102        AAA        3,446,980


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.4%

    5,250,000   Arkansas Development Finance Authority, Driver's License Revenue Bonds (Arkansas State Police -
                 Headquarters and Wireless Data Equipment), Series 1997, 5.400%, 6/01/18     6/07 at 100        Aaa        5,275,935


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 16.0%

   16,720,000   California Health Facilities Financing Authority, Kaiser Permanente, Medical Care Program,
                 Semiannual Tender Revenue Bonds, 1985 Tender Bonds, 5.550%, 8/15/25         2/02 at 101         A+       16,759,459

   13,650,000   California Health Facilities Financing Authority, Hospital Revenue Bonds (Children's Hospital
                 of Los Angeles), 1991 Series A, 7.125%, 6/01/21 (Pre-refunded to 6/01/01)   6/01 at 102        Aaa       15,030,561

   23,725,000   State Public WorksBoard of the State of California, Lease Revenue Refunding Bonds (The
                 Regents of the University of California), 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21                                                             6/03 at 102        Aa3       23,959,166

   11,395,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department of
                 Corrections), 1993 Series E (California State Prison-Madera County (II)),
                 5.500%, 6/01/15                                                            No Opt. Call          A       11,870,399

                State of California, Veterans General Obligation Bonds, Series BH:
   10,250,000    5.250% 12/01/12 (Alternative Minimum Tax)                                  12/08 at 101        Aaa       10,284,850
    6,000,000    5.600%, 12/01/32 (Alternative Minimum Tax)                                 12/03 at 102         A1        6,047,580

   15,975,000   State of California Department of Transportation, East Bay State Building Authority,
                 Certificates of Participation, Series 1991A, 6.500%, 3/01/16
                 (Pre-refunded to 3/01/01)                                                   3/01 at 102       A***       17,246,291

   13,000,000   State of California, Various Purpose General Obligation Refunding Bonds,
                 5.150%, 10/01/19                                                           10/03 at 102         A1       12,735,190

   15,420,000   Los Angeles Convention and Exhibition Center Authority, Lease Revenue Bonds, 1993
                 Refunding Series A, The City of Los Angeles (California), 5.375%, 8/15/18   8/03 at 102        Aaa       15,460,092

    5,000,000   Department of Water and Power of the City of Los Angeles, California, Electric Plant Refunding Revenue
                 Bonds, Second Issue of 1993, 4.750%, 11/15/19                              11/03 at 102        Aaa        4,631,000

   12,250,000   Los Angeles County Transportation Commission (California), Sales Tax Revenue Refunding Bonds,
                 Series 1991-B, 5.750%, 7/01/18                                              7/01 at 100        AA-       12,457,883

    1,285,000   City of Martinez (California), Home Mortgage Revenue Bonds, 1983 Issue A,
                 10.750%, 2/01/16                                                           No Opt. Call        Aaa        1,964,123

    4,125,000   Redevelopment Agency of the City of Moorpark, Moorpark Redevelopment Project, 1993 Tax
                 Allocation Bonds, 6.125%, 10/01/18                                         10/03 at 102         A-        4,303,076

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

$  20,000,000   City of Pomona, California, Single Family Mortgage Revenue Refunding Bonds (GNMA and FNMA
                 Mortgage-Backed Securities), Series 1990A, 7.600%, 5/01/23                 No Opt. Call        Aaa    $  26,018,000

    5,000,000   Sacramento MunicipalUtility District, Electric Revenue Refunding Bonds, Series 1993D,
                 5.250%, 11/15/20                                                           11/03 at 102        Aaa        4,947,750

                San Bernardino Joint Powers Financing Authority, Tax Allocation Refunding Bonds, Series 1995A:

    6,675,000    5.750%, 10/01/15                                                           10/05 at 102        Aaa        7,006,214
   12,500,000    5.750%, 10/01/25                                                           10/05 at 102        Aaa       12,978,000

    3,000,000   San Diego Public Facilities Financing Authority, Sewer Revenue Bonds,
                 Series 1993, 5.250% 5/15/20                                                 5/03 at 102        Aaa        2,969,010

   10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue Bonds, Series 1997A
                 5.250%, 1/15/30                                                             1/07 at 102        Aaa        9,832,300

   17,540,000   The Regents of the University of California, Refunding Revenue Bonds (Multiple Purpose Projects),
                 Series B, 4.750%, 9/01/21                                                   9/03 at 102        Aaa       16,123,645


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.2%

    3,000,000   Colorado Housing and Finance Authority, Single Family Program, 1997 Series B-2 Senior Bonds,
                 7.000%, 5/01/26 (Alternative Minimum Tax)                                   5/07 at 105        Aa2        3,327,600

    4,500,000   Colorado Housing and Finance Authority, Single Family Program, 1997 Series C-2 Senior Bonds,
                 6.875%, 11/01/28 (Alternative Minimum Tax)                                 11/07 at 105        Aa2        5,012,190

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
    9,450,000    7.750%, 11/15/13 (Alternative Minimum Tax)                                 No Opt. Call       Baa1       11,731,325
    1,725,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                 11/01 at 102        Aaa        1,947,301
    6,550,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                 11/01 at 102       Baa1        7,271,679

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    1,830,000    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)      11/02 at 102        Aaa        2,034,320
    6,870,000    6.750%, 11/15/22 (Alternative Minimum Tax)                                 11/02 at 102       Baa1        7,427,707

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
      715,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                 11/02 at 102        Aaa          810,345
    2,785,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                 11/02 at 102       Baa1        3,081,213

    2,500,000   Colorado Local Single Family Mortgage Revenue Bonds (City and County of Denver, Colorado -
                 GNMA Mortgage-Backed Securities Program), Series 1988A, 8.125%, 12/01/20
                 (Alternative Minimum Tax)                                                  12/98 at 102        AAA        2,571,850

      882,051   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt Refunding Bonds,
                 Series 1992A Class A-2, 8.750%, 6/01/11                                    No Opt. Call        Aaa          966,384


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.8%

   10,470,000   District of Columbia, Hospital Revenue Refunding Bonds (Providence Hospital Issue), Series 1988A,
                 7.875%, 12/01/15 (Pre-refunded to 12/01/98)                                12/98 at 102     AA+***       10,917,069

    7,505,000   District of Columbia (Washington, D.C.), General ObligationBonds, Series 1998B
                 6.000%, 6/01/20                                                            No Opt. Call        Aaa        8,204,241

   14,800,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)           12/04 at 103        AAA       15,573,744

    5,750,000   District of Columbia, Revenue Bonds (Association of American Medical Colleges Issue),
                 Series 1997A, 5.375%, 2/15/27                                               8/07 at 102        Aaa        5,728,610


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.3%

    8,250,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership Mortgage Revenue
                 Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20 (Alternative Minimum Tax)     12/98 at 103        Aaa        8,550,548

    9,290,000   State of Florida, Full Faith and Credit Department of Transportation Right-of-Way Acquisition
                 and Bridge Construction Bonds, Series 1995, 5.800%, 7/01/21                 7/05 at 101        AA+        9,675,256

                Greater Orlando Aviation Authority, Airport Facilities Revenue
                Bonds, Series 1988 of the City of Orlando, Florida:
    1,470,000    8.375%, 10/01/16 (Alternative Minimum Tax) (Pre-refunded to 10/01/98)      10/98 at 102         A1        1,526,580
   13,530,000    8.375%, 10/01/16 (Alternative Minimum Tax)                                 10/98 at 102         A1       14,016,133

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 1.8%

$   1,925,000   Urban Residential Finance Authority of the City of Atlanta, Georgia, Single Family Mortgage Revenue
                 Bonds (GNMA Collateralized Home Mortgage Program), Series 1988, in cooperation with the
                 Housing Authority of Fulton County, Georgia, 8.250%, 10/01/21
                 (Alternative Minimum Tax)                                                  10/98 at 103        AAA     $  1,989,545

   23,420,000   Development Authority of Monroe County (Georgia), Pollution Control Revenue Bonds (Georgia Power
                 Company Plant Scherer Project), Second Series 1994, 6.750%, 10/01/24       10/99 at 102         A1       24,456,335


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 6.5%

    8,440,000   Illinois Development Finance Authority, Pollution Control Refunding Revenue Bonds, 1994
                 Series A (Illinois Power Company Project), 5.700%, 2/01/24                  2/04 at 102        Aaa        8,694,804

    8,500,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds, The University of Chicago,
                 Series 1993B, 5.600%, 7/01/24                                               7/03 at 102        Aa1        8,659,885

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (Highland Park Hospital)
                 6.200%, 10/01/22                                                           10/02 at 102        Aaa        5,360,750

    2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997A (Highland Park Hospital
                 Project), 5.750%, 10/01/26                                                 10/07 at 102        Aaa        2,062,420

   17,545,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997 (Sherman Health Systems),
                 5.250%, 8/01/27                                                             8/07 at 101        Aaa       17,058,126

   11,900,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1988B (Evangelical Hospital Corporation),
                 8.100%, 1/01/08 (Pre-refunded to 1/01/99)                                   1/99 at 102        Aaa       12,462,513

      690,000   Illinois Housing Development Authority, Residential Mortgage Revenue Bonds, 1988 Series C,
                 8.100%, 2/01/22 (Alternative Minimum Tax)                                   8/98 at 102        Aa2          706,160

   10,595,000    City of Chicago - O'Hare International Airport, Special
                 Facility Revenue Bonds (United Airlines, Inc. Project), Series
                 1988A, 8.400%, 5/01/18 (Alternative Minimum Tax)                            5/99 at 103       Baa2       11,267,677

    6,280,000   City of Chicago (Illinois), Chicago - O'Hare International Airport,General Airport Second Lien
                 Revenue Refunding Bonds, 1993 Series C, 5.000%, 1/01/18                     1/04 at 102        Aaa        6,028,863

    4,860,000   City of Chicago, Collateralized Single Family Mortgage Revenue Bonds, Series 1996-A,
                 7.000%, 9/01/27 (Alternative Minimum Tax)                                   3/06 at 105        Aaa        5,391,295

   10,000,000   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,
                 5.000%, 11/15/23                                                           11/03 at 100        Aaa        9,502,000

      785,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                 Illinois, General Obligation Bonds, Series 1992B, 9.000%, 6/01/06          No Opt. Call        Aaa        1,013,529

    4,925,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,
                 Illinois, General Obligation Bonds, Series 1992A, 9.000%, 6/01/06          No Opt. Call        Aaa        6,358,766


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.3%

    4,300,000   Indiana State Office Building Commission, Correctional Facilities Program Revenue Bonds,
                 Series 1995A, 5.500%, 7/01/20                                               7/05 at 102        Aaa        4,349,020

    8,000,000   Metropolitan School District of Steuben County Middle School Building Corporation, First Mortgage
                 Bonds, Series 1995, Steuben County, Indiana, 6.375%, 7/15/16                7/05 at 102        Aaa        8,808,640

    5,300,000   Whitley County Middle School Building Corporation,First Mortgage Bonds, Series 1994, Columbia City,
                 Indiana, 6.250%, 7/15/15                                                    1/04 at 102        Aaa        5,737,992


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.7%

    3,000,000   Iowa Finance Authority, Private College Refunding Revenue Bonds (Drake University Project) Series 1996
                 5.400%, 12/01/16                                                           12/05 at 102        Aaa        3,032,970

    5,680,000   Iowa Finance Authority, Variable Rate Demand Industrial Revenue Refunding Bonds, Series A 1989
                 (Urbandale Hotel Corporation Project No. 00475), 8.500%, 8/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 7/15/14)                                                   7/14 at 100        AAA        7,792,790


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.6%

    7,735,000   Sedgwick County, Kansas and Shawnee County, Kansas, GNMA Collateralized Mortgage
                 Revenue Bonds, 1988 Series E, 8.250%, 11/01/20 (Alternative Minimum Tax)   11/98 at 103        AAA        8,016,786

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.6%

$   8,470,000   Kentucky Development Finance Authority, Hospital Facility Revenue Refunding Bonds (St. Elizabeth
                 Medical Center), Series 1991-A 9.000%, 11/01/00                            No Opt. Call        Aaa     $  9,135,319


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.7%

    7,660,000   Louisiana Public Facilities Authority, ExtendedCare Facilities RevenueBonds (Comm-Care
                 Corporation Project), Series 1994, 11.000%, 2/01/14                         No Opt.Call        BBB       10,869,617

   11,860,000   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bonds, Series 1995-B Series 1995-B,
                 6.375%, 7/01/25                                                             7/05 at 102        Aaa       13,130,562


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.9%

    3,000,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                     7/01 at 103        N/R        3,365,280

   15,000,000   Massachusetts Industrial Finance Agency, GeneralObligation Bonds, Suffolk University, Series 1997,
                 5.250%, 7/01/27                                                             7/07 at 102        Aaa       14,778,600

    8,800,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1992 Series A, 5.500%,
                 7/15/22 (Pre-refunded to 7/15/02)                                           7/02 at 100        Aaa        9,193,008


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.9%

    4,000,000   School District of the City of Detroit, Wayne County, Michigan School Building and Site Improvement and
                 Refunding Bonds (Unlimited Tax General Obligation), Series 1993,
                 5.400%, 5/01/13                                                             5/03 at 102        AA+        4,069,920

   10,550,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1995-A, 5.000%, 7/01/25                                              7/05 at 100        Aaa       10,052,462

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                State of Michigan, 1997 School Building and Site and Refunding
                Bonds (General Obligation - Unlimited Tax):
   10,510,000    5.150%, 5/01/22                                                             5/08 at 100        Aaa       10,241,575
    8,145,000    5.150%, 5/01/27                                                             5/08 at 100        Aaa        7,917,999

    9,625,000   Livonia Public Schools School District, County of Wayne, State of Michigan, 1993 Refunding Bonds,
                 5.500%, 5/01/21                                                             5/03 at 102        Aaa        9,713,935


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.8%

    2,910,000   The Minneapolis/Saint Paul Housing FinanceBoard, Single Family Mortgage Revenue Bonds
                 (Minneapolis/Saint Paul Family Housing Program, Phase X, FNMA and GNMA Mortgage-Backed
                 Securities Program), Series 1994, 7.500%, 11/01/27
                 (Alternative Minimum Tax)                                                  11/04 at 102        AAA        3,107,589

   21,680,000   The Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Sales Tax Revenue
                 Refunding Bonds (Civic Center Project), Series 1996, 7.100%, 11/01/23      11/15 at 103        Aaa       26,327,758

    2,900,000   Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Single Family Mortgage
                 Revenue Bonds, Refunding Series 1991-B, 7.250%, 9/01/11                    No Opt. Call         Aa        3,110,453

    7,675,000   Port Authority of the City of Saint Paul, Energy Park Tax Increment Revenue Refunding Bonds, Series 1998,
                 8.000%, 12/01/07 (Pre-refunded to 12/01/98)                                12/98 at 102        AAA        8,011,472


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.5%

    6,540,000   Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds
                 (Homeownership Loan Program), 1996 Series C, 7.450%, 9/01/27
                 (Alternative Minimum Tax)                                                   3/07 at 105        AAA        7,382,548

   11,120,000   Francis Howell School District,St. Charles County, Missouri, General Obligation Refunding Bonds
                 Series 1994A, 7.800%, 3/01/08                                              No Opt. Call        Aaa       13,793,137


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.1%

   29,410,000   State of Nevada, Colorado River Commission, General Obligation (Limited Tax) (Revenue Supported)
                 Bonds, Series 1994, 5.500%, 7/01/27                                         7/04 at 101         AA       29,793,506


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 2.1%

   10,000,000   Business Finance Authority of the State of New Hampshire, Pollution Control Refunding Revenue
                 Bonds (The United Illuminating Company Project-1993 Series A),
                 5.875%, 10/01/33                                                           10/03 at 102       BBB-       10,109,500

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire (continued)

$  11,000,000   New Hampshire Housing FinanceAuthority, Single Family Mortgage Revenue Bonds, 1993 Series B,
                 6.050%, 7/01/25                                                             7/03 at 102         Aa     $ 11,393,030

    8,900,000   New Hampshire Housing Finance Authority, SingleFamily Mortgage Acquisition Revenue Bonds
                 1996 Series B, 6.400%, 1/01/27 (Alternative Minimum Tax)                    7/06 at 102        Aa3        9,346,869


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.1%

   15,000,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds, 1997 Series U,
                 5.850%, 4/01/29 (Alternative Minimum Tax)                              10/07 at 101 1/2        Aaa       15,633,900


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

    5,190,000   New Mexico Mortgage Finance Authority,Single Family Mortgage Purchase Refunding Senior Bonds,
                 1992 Series A, 6.900%, 7/01/24                                              7/02 at 102        Aa1        5,499,791


------------------------------------------------------------------------------------------------------------------------------------
                New York - 8.4%

   10,000,000   New York Local Government Assistance Corporation, Series 1993 B, Refunding Bonds,
                 5.000%, 4/01/23                                                             4/04 at 100         A+        9,468,200

   12,365,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds, Series
                 1993 A (Consolidated Edison Company of New York, Inc. Project), 6.000%, 3/15/28,
                 (Alternative Minimum Tax)                                                   3/03 at 102         A1       12,937,129

   19,180,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home FHA-Insured
                 Mortgage Revenue Bonds, 1993 Series B, 5.500%, 2/15/22                      2/04 at 102        AAA       19,298,916

   18,000,000   Metropolitan Transportation Authority (New York), Commuter Facilities 1987 Service Contract Bonds,
                 Series 2, 8.000%, 7/01/18 (Pre-refunded to 7/01/98)                         7/98 at 102        Aaa       18,477,720

    7,500,000   The City of New York, General Obligation Bonds, Fiscal 1991 Series B,
                 9.500%, 6/01/03                                                            No Opt. Call         A3        9,110,550

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/07                                                         2/06 at 101 1/2         A3       10,576,400

   10,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                           10/07 at 101         A3       10,553,200

   16,000,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1996 Series B, 5.750%, 6/15/26                                       6/06 at 101        Aaa       16,608,320

   16,125,000   New York City Transitional Finance Authority, Future Tax Secured Bonds, Fiscal 1998 Series C
                 4.750%, 5/01/23 (WI)                                                        5/08 at 101         AA       14,799,686


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.3%

    5,935,000   Ohio Housing Finance Agency,Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1988 Series B, 8.250%, 12/15/19
                 (Alternative Minimum Tax)                                                  12/98 at 102        AAA        6,242,967

   12,360,000   State of Ohio Turnpike Revenue Bonds, 1994 Series A, Issued by the Ohio Turnpike Commission,
                 5.750%, 2/15/24                                                             2/04 at 102        AA-       12,902,480


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.2%

   10,390,000   Oklahoma Housing FinanceAgency, GNMA (Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1988A, 8.250%, 12/01/20 (Alternative Minimum Tax)            12/98 at 102        AAA       10,726,844

    6,605,000   Washington County Medical Authority (Bartlesville, Oklahoma), Hospital Revenue Bonds (Jane Phillips
                 Episcopal Hospital), Series 1989A, 8.500%, 11/01/10
                 (Pre-refunded to 5/01/99)                                                   5/99 at 102     N/R***        7,027,984


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.8%

   10,000,000   Pennsylvania Housing Finance Agency,Single Family MortgageRevenue Bonds, Series 1993 - 37A,
                 5.450%, 10/01/17                                                           10/03 at 102        AA+       10,084,500

   12,875,000   Allegheny County Hospital Development Authority (Pennsylvania), Health Center Revenue Bonds,
                 Series 1992A (Presbyterian University Health System, Inc. Project),
                 6.250%, 11/01/23                                                           11/02 at 100        Aaa       13,665,654

    5,295,000   The School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series B of 1995,
                 5.500%, 9/01/25                                                             9/05 at 101        Aaa        5,356,210

   10,180,000   City of Philadelphia, Pennsylvania, Water and Sewer RevenueBonds, Sixteenth Series, 7.500%,
                 8/01/10 (Pre-refunded to 8/01/01)                                           8/01 at 102        AAA       11,350,191

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.9%

$  13,200,000   Rhode Island Health and Educational Building Corporation, Hospital Financing RevenueBonds,
                 Lifespan Obligated Group Issue, Series 1996, 5.250%, 5/15/26                5/07 at 102        Aaa     $ 12,804,000


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.2%

   17,250,000   South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds (Anderson Area
                 Medical Center, Inc.), Series 1996, 5.250%, 2/01/26                         2/06 at 102        Aaa       16,878,608


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.2%

   10,305,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American Airlines, Inc.
                 Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                       12/00 at 102       Baa2       11,119,095

   11,020,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas
                 Utilities Electric Company Project), Series 1994A, 7.875%, 3/01/21
                 (Alternative Minimum Tax)                                                   3/01 at 102       Baa1       12,088,720

   25,000,000   Brazos River Authority, Revenue Refunding Bonds (Houston Industries, Inc. Project), Series 98A,
                 5.125%, 5/01/19                                                             5/08 at 102        Aaa       24,203,500

    5,615,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American Airlines, Inc.,
                 Revenue Bonds, Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)     11/00 at 102       Baa2        6,048,927

   40,000,000   Harris County Health Facilities Development Corporation, Adjustable Convertible Extendable Securities
                 (GreaterHouston Pooled Health Care Loan Program), Series 1985B, 7.375%, 12/01/25
                 (Mandatory put 12/01/98)                                                   12/98 at 100         A1       40,628,800

   12,700,000   Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue Bonds, Series 1985-D,
                 8.300%, 8/15/17 (Pre-refunded to 8/15/98)                                   8/98 at 103        AAA       13,237,464

   15,000,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,
                 Series 1994, 5.300%, 8/15/13                                                8/04 at 102        Aaa       15,229,950

    4,750,000   Matagorda County Navigation, District Number One (Texas), Pollution Control Revenue Refunding Bonds
                 (Central Power and Light Company Project), Series 1995, 6.100%, 7/01/28     7/00 at 102        Aaa        4,991,823

    4,500,000   Tyler Health Facilities Development Corporation, Hospital Refunding Revenue Bonds (East Texas
                 Hospital Foundation Project), Series 1988A, 8.250%, 11/01/06
                 (Pre-refunded to 11/01/98)                                                 11/98 at 102     N/R***        4,686,075


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.6%

    8,000,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1997 Series F, 5.750%, 7/01/28
                 (Alternative Minimum Tax)                                               7/07 at 101 1/2        Aaa        8,191,440


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 1.5%

   20,330,000   Vermont Housing Finance Agency,Single Family Housing Bonds, Series 9, 5.900%, 5/01/29
                 (Alternative Minimum Tax)                                               6/07 at 101 1/2        Aaa       21,099,694


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.7%

    1,000,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds, 1987 Series C,
                 Subseries C-7, 8,375% 1/01/28 (Alternative Minimum Tax)                     1/99 at 102        Aa1        1,005,110

   10,000,000   Prince William County Service Authority (Virginia), Water and Sewer System Refunding Revenue
                 Bonds, Series 1993, 5.000%, 7/01/21                                         7/03 at 102        Aaa        9,576,000


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 14.8%

   14,500,000   Washington Public Power Supply System, Nuclear Project No. 2 Refunding Bonds, Series 1998A,
                 5.000%, 7/01/12                                                             7/08 at 102        Aa1       14,125,610

    9,350,000   Washington Public Power Supply System, Refunding Revenue Bonds, Series 1997A, Nuclear Project No. 3
                 5.250%, 7/01/15                                                             7/07 at 102        Aa1        9,198,717

   12,950,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1993A
                 5.700%, 7/01/17                                                             7/03 at 102        Aaa       13,233,605

   29,870,000   Washington Public Power Supply System Nuclear Project No. 1, Refunding Revenue Bonds,
                 Series 1993B, 5.600%, 7/01/15                                               7/03 at 102        Aaa       30,439,024

    4,300,000   Washington Public Power Supply System Nuclear Project No. 1, Refunding RevenueBonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102        Aaa        4,600,441

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$  15,960,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds,
                 Series 1989A, 7.500%, 7/01/15 (Pre-refunded to 7/01/99)                     7/99 at 102        Aaa     $ 16,918,255

   14,440,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/12                                               7/03 at 102        Aa1       14,943,956

    6,770,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds,
                 Series 1993B, 5.625%, 7/01/12                                               7/03 at 102        Aa1        6,952,045

    7,500,000   Washington Public Power Supply System, Nuclear Project No. 2, Refunding Revenue Bonds,
                 Series 1991A, 6.000%, 7/01/12 (Pre-refunded to 7/01/01)                     7/01 at 100        Aa1        7,870,125

   22,880,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1993C, 5.375%, 7/01/15                                               7/03 at 102        Aa1       22,638,158

   13,500,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                     1/00 at 102        Aaa       14,443,245

    7,275,000   Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1998A, 5.125%, 7/01/18                                               7/08 at 102        Aa1        7,039,145

                Public Utility District No. 1 of Chelan County, Washington, Chelan Hydro Consolidated System Revenue
                Bonds, Series 1997A:
   11,820,000    5.650%, 7/01/32 (Alternative Minimum Tax) (Mandatory put 7/01/09)           7/07 at 102         AA       11,928,152
    8,000,000    5,650%, 7/01/32 (Alternative Minimum Tax) (Mandatory put 7/01/09)           7/07 at 102         AA        8,073,199

   17,050,000   Municipality of Metropolitan Seattle (Seattle, Washington), Sewer Refunding Revenue Bonds,
                 Series Z, 5.500%, 1/01/33                                                   1/03 at 102        Aaa       17,162,018

    6,360,000   Public Utility District No. 1 of Snohomish County,Washington, Generation System Revenue Bonds,
                 Series 1993, 5.500%, 1/01/14                                                1/03 at 100        Aaa        6,440,326

    7,000,000   City of Spokane, Washington, Regional Solid Waste Management System Revenue Bonds,
                 Series 1989B, 7.750%, 1/01/11 (Alternative Minimum Tax)                     1/99 at 102        Aaa        7,288,819


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   15,000,000   West Virginia Housing Development Fund, Housing Finance Bonds,
                 1992 Series D, 7.050%, 11/01/24                                             5/02 at 102        Aaa       16,158,149


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

    5,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                 Series X, 5.500%, 7/01/25                                                   7/05 at 100       Baa1        5,274,254
------------------------------------------------------------------------------------------------------------------------------------

$1,366,482,051  Total Investments - (cost $1,362,041,639) - 98.5%                                                      1,423,971,450
==============
                Other Assets Less Liabilities - 1.5%                                                                      21,082,357
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,445,053,807
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
                            April 30, 1998
                            (Unaudited)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.5%

$   3,500,000   Anchorage Parking Authority, Lease Revenue Refunding Bonds, Series 1993 (5th Avenue Garage Project),
                 6.750%, 12/01/08                                                           12/02 at 102       Baa1     $  3,820,460

      845,000   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds, 1992 Series,
                 7.900%, 2/01/10                                                             8/02 at 102         A1          908,231


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 3.1%

                The Industrial Development Authority of the County of Mohave, Hospital System Revenue Refunding Bonds
                (Medical Environments, Inc. and Phoenix Baptist Hospital and Medical Center, Inc.), Series 1993:
    5,705,000    6.250%, 7/01/03                                                            No Opt. Call        Aaa        6,167,333
    3,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102        Aaa        3,366,780

    9,000,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater System Lease Revenue Bonds,
                 Series 1993, 6.125%, 7/01/14 (Pre-refunded to 7/01/03)                      7/03 at 102        AAA        9,864,900

    4,380,000   City of Phoenix Civic Improvement Corporation (Arizona), Wastewater System Lease Revenue Refunding
                 Bonds, Series 1993, 4.750%, 7/01/23                                         7/04 at 102        Aa3        3,995,962

    5,045,000   The Industrial Development Authority of the County of Pima (Arizona), Industrial Development
                 Lease Obligation Refunding Revenue Bonds, 1988 Series A (Irvington Project),
                 7.250%, 7/15/10                                                             1/02 at 103        Aaa        5,596,822


------------------------------------------------------------------------------------------------------------------------------------
                California - 13.9%

    7,150,000   State Public Works Board of the State of California, Lease Revenue Bonds (The Trustees of the California
                 State University), 1994 Series A (Various California State University Projects), 6.375%, 10/01/19
                 (Pre-refunded to 10/01/04)                                                 10/04 at 102      A+***        8,008,072

   17,500,000   State Public Works Board of the State of California, Lease Revenue Bonds (Department of Corrections),
                 1994 Series A (California State of Prison-Monterey County (Soledad II)), 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)                                                 11/04 at 102        Aaa       20,206,375

                State Public Works Board of the State of California, Lease
                Revenue Bonds (The Trustees of The California State University),
                1992 Series A (Various California State University Projects):
   15,480,000    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                                10/02 at 102        Aaa       17,196,887
   10,500,000    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                                10/02 at 102        Aaa       11,696,055

    7,710,000   State of California Veterans General Obligation Bonds, Series BH, 5.250%, 12/01/12
                 (Alternative Minimum Tax)                                                  12/08 at 101        Aaa        7,736,214

   30,000,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds
                 Series 1995A, 0.000%, 1/01/21                                               No Opt.Call        Baa        8,362,800

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18                                            12/03 at 102        BBB        5,371,250

    5,480,000   Los Angeles Community College District, Refunding Certificates of Participation, 1992 Series A,
                 Laacd Improvement Corporation, 6.000%, 8/15/20                              2/02 at 102        Aaa        5,832,254

    3,605,000   Community Redevelopment Financing Authority of the Community Redevelopment Agency of the City
                 of Los Angeles, California Pooled Financing Bonds, Series D (Crenshaw Redevelopment Project),
                 7.000%, 9/01/14                                                             9/02 at 102        Ba1        3,807,421

    7,000,000   Los Angeles State Building Authority, Lease Revenue Refunding Bonds (State of California Department
                 of General Services Lease), 1993 Series A, 5.625%, 5/01/11                 No Opt. Call          A        7,449,120

    5,000,000    Los Angeles County Public Works Finance Authority, Revenue
                 Bonds, Series 1994A (Los Angeles County Regional Park and Open
                 Space District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)               10/04 at 102      AA***        5,545,800

   10,000,000   Los Angeles County Transportation Commission (California), Proposition C Sales Tax Revenue Bonds,
                 Second Senior Bonds, Series 1992-A, 6.750%, 7/01/19
                 (Pre-refunded to 7/01/02)                                                   7/02 at 102        Aaa       11,111,100

    2,035,000   Parlier Redevelopment Agency (Parlier Redevelopment Project), 1992 Tax Allocation Bonds, Series A,
                 6.750%, 8/01/22                                                             8/02 at 102        BBB        2,180,828

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California (continued)

                Redevelopment Agency of the City and County of San Francisco
                (California), Hotel Tax Revenue Bonds, Series 1994:
$   2,390,000    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                                   7/04 at 102        Aaa     $  2,730,432
    6,865,000    6.750%, 7/01/25                                                             7/04 at 102        Aaa        7,745,230

    5,605,000   County of San Joaquin, California, Certificates of Participation (1994 Solid Waste System Facilities
                 Project), 6.600%, 4/01/19                                                   4/04 at 102          A        6,050,037


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 9.7%

    9,870,000   Colorado Health Facilities Authority, Insured Hospital Revenue Bonds (PSL Healthcare System Project),
                 Series 1991A, 6.250%, 2/15/21 (Pre-refunded to 2/15/01)                     2/01 at 102        Aaa       10,567,414

    1,860,000   Colorado Housing and Finance Authority, Single Family Program Senior Bonds, 1994 Series E,
                 8.125%, 12/01/24 (Alternative Minimum Tax)                                 12/04 at 105        Aa2        2,043,322

                Colorado Housing and Finance Authority, General Obligation Bonds, 1994 SeriesA:
    6,070,000    6.850%, 8/01/24                                                             8/02 at 102          A        6,413,441
    2,405,000    6.875%, 8/01/30                                                             8/02 at 102          A        2,527,126

    4,990,000   Colorado Housing and Finance Authority, Single Family Program Senior Bonds, 1995 Series D,
                 7.375%, 6/01/26                                                            12/05 at 105        Aa2        5,587,153

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
      400,000    7.750%, 11/15/13 (Alternative Minimum Tax)                                 No Opt. Call       Baa1          496,564
    3,155,000    7.500%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 102        Aaa        3,561,585
   12,115,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                 11/01 at 102       Baa1       13,449,831

    4,250,000   City and County of Denver, Colorado, Airport System Revenue Bonds,
                 Series 1997E, 5.250%, 11/15/23                                             11/07 at 101        Aaa        4,191,053

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    2,125,000    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)      11/02 at 102        Aaa        2,362,256
   16,120,000    6.750%, 11/15/13 (Alternative Minimum Tax)                                 11/02 at 102       Baa1       17,476,337

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
    1,445,000    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)      11/02 at 102        Aaa        1,637,691
    5,635,000    7.250%, 11/15/23 (Alternative Minimum Tax)                                 11/02 at 102       Baa1        6,234,339

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    1,925,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 100        Aaa        2,155,615
    5,315,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100       Baa1        5,844,587

                Denver City and County (FHA Insured), Boston Lofts Projects, Series 1997A:
    1,700,000    5.750%, 10/01/27 (Alternative Minimum Tax)                                 10/07 at 102        AAA        1,732,708
    4,795,000    5.850%, 10/01/38 (Alternative Minimum Tax)                                 10/07 at 102        AAA        4,886,776


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.4%

    3,170,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, 1996 Series C-2,
                 6.250%, 11/15/18                                                            5/06 at 102         Aa        3,381,724


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.6%

    2,850,000   State of Florida, Full Faith and Credit, Department of Transportation Right-of-Way Acquisition and
                 Bridge Construction Bonds, Series 1995, 5.875%, 7/01/24                     7/05 at 101        Aaa        2,980,331

    1,750,000   Alachua County Health Facilities Authority, Health Facilities Revenue Bonds, Series 1992 (Santa Fe
                 Healthcare Facilities Project), 7.600%, 11/15/13
                 (Pre-refunded to 11/15/00)                                                 11/00 at 102        AAA        1,926,278

    5,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/08
                 (Alternative Minimum Tax)                                                  10/06 at 102        Aaa        5,170,050

   12,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project), Series 1992, 7.750%, 5/01/27
                 (Pre-refunded to 5/01/02)                                                   5/02 at 102     N/R***       14,186,125


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 3.1%

                Georgia Housing and Finance Authority, Single Family Mortgage Bonds, 1994 Series B:
    5,485,000    6.650%, 12/01/20 (Alternative Minimum Tax)                                  9/04 at 102        AA+        5,874,545
    5,500,000    6.700%, 12/01/25 (Alternative Minimum Tax)                                  9/04 at 102        AA+        5,889,840

   10,000,000   Atlanta Water and Sewerage System, 4.500%, 1/01/18                           1/04 at 100        Aaa        8,984,200

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Georgia (continued)

$   7,000,000   Development Authority of Burke County, Georgia, Pollution Control Revenue Bonds (Oglethorpe Power
                 Corporation Vogtle Project), Series 1992, 8.000%, 1/01/15
                 (Pre-refunded to 1/01/03)                                                   1/03 at 103        Aaa     $  8,228,850

      650,000   Housing Authority of Fulton County, Georgia, Single Family Mortgage Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1996A, 6.200%, 9/01/27
                 (Alternative Minimum Tax)                                                   9/06 at 102        AAA          680,752


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.3%

    2,335,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds, 1996 Series G,
                 6.350%, 7/01/26 (Alternative Minimum Tax)                                   7/06 at 102        Aaa        2,465,456


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 9.2%

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993C (Lutheran General
                 HealthSystem), 6.000%, 4/01/18                                              No Opt.Call         A1        3,303,270

    6,900,000   Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois Masonic Medical
                 Center), 5.500%, 10/01/19                                                  10/03 at 102         A-        6,949,749

   11,510,000   The Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bonds, 1992 Series A,
                 6.375%, 1/01/15                                                             1/03 at 102         A1       12,378,545

   17,000,000   City of Chicago, General Obligation Bonds, Project Series A of 1992, 6.250%, 1/01/12
                 (Pre-refunded to 1/01/02)                                                   1/02 at 102        Aaa       18,295,400

    5,000,000   City of Chicago, General Obligation Bonds (Emergency Telephone System),
                 Series 1993, 5.625%, 1/01/23                                                1/03 at 102        Aaa        5,078,650

    1,000,000   City of Chicago, General Obligation Bonds, Project and Refunding
                 Series 1998, 5.250%, 1/01/20                                                7/08 at 102        Aaa          980,900

    8,270,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992 (FHA Insured Mortgage Loan-
                 Lakeview Towers Project), 6.650%, 12/01/33                                  6/02 at 102        AAA        8,668,779

    1,175,000   City of Chicago, Multifamily Housing Revenue Bonds, Series 1997 (GNMA Collateralized-Bryn Mawr/
                 Belle Shores Project), 5.800%, 6/01/23 (Alternative Minimum Tax)            6/09 at 102        Aaa        1,199,804

    5,500,000   Chicago Park District, Illinois, General Obligation Capital Improvement Bonds and Aquarium and
                 Museum Bonds, Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)        1/02 at 102     AA-***        6,030,475

   10,900,000   Public Building Commission of Chicago (Illinois), Building Revenue Bonds, Series A of 1993 (Board
                 of Education of the City of Chicago), 5.750%, 12/01/18                     12/03 at 102        Aaa       11,285,097

    4,535,000   City of Chicago, Illinois, TaxIncrement Allocation Bonds (Dunning Redevelopment Project),
                 Series 1996B, 7.250%, 1/01/14                                               1/07 at 102        N/R        4,875,306

    3,530,000   City of Chicago, Illinois, Tax Increment Finance Bonds (Sanitary Drainage and Ship Canal),
                 Series 1997A, 7.750%, 1/01/14                                               1/07 at 102        N/R        3,832,274

    2,850,000   City of East Louis, Illinois, Mortgage Revenue Refunding Bonds, Series 1994A (FHA Insured Mortgage
                 Loan-Dawson Manor Apartments Section 8 Assisted Project), 6.500%, 7/01/24   7/03 at 102        Aaa        2,999,483

    1,130,000   Village of Wheeling, Cook and Lake Counties, Illinois, Single Family Mortgage Revenue Refunding
                 Bonds, Series 1992, 6.850%, 11/01/09                                       11/02 at 102        Aaa        1,201,721


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 7.6%

    8,200,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1993A Guarantee Revenue Bonds,
                 6.250%, 2/01/09                                                             2/03 at 102        AAA        8,928,898

    2,875,000   Indiana Bond Bank, State Revolving Fund Program Bonds, Series 1994B Guarantee Revenue Bonds,
                 6.750%, 2/01/17                                                             2/05 at 102        AAA        3,240,125

    6,000,000   Indiana Development Finance Authority, Environmental Revenue Bonds, Series 1993B
                 (PSI Energy, Inc.), 5.750%, 2/15/28 (Alternative Minimum Tax)               2/03 at 102        Aaa        6,114,120

    5,250,000   Indiana Transportation Finance Authority, Aviation Technology Center Lease Revenue Bonds, Series A,
                 6.500%, 3/01/18                                                             3/03 at 102         A1        5,657,453

    8,000,000   East Chicago Elementary School Building Corporation (Lake County, Indiana), First Mortgage Bonds,
                 Series 1992, 7.000%, 1/15/16 (Pre-refunded to 1/15/03)                      1/03 at 102       A***        8,992,800

   13,630,000   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds, Series 1992 (Parkview Memorial
                 Hospital, Inc. Project), 6.400%, 11/15/22                                  11/02 at 102         A1       14,562,565

    6,031,000   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds, Series 1996 A (Pedcor
                 Investments-1988-V, L.P. Project), 6.200%, 12/01/28
                 (Alternative Minimum Tax)                                                  12/05 at 105        Aaa        6,332,068

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$  10,675,000   Highland School Building Corporation (Highland, Indiana), First Mortgage Bonds, Series 1992A,
                 6.750%, 1/15/20 (Pre-refunded to 1/15/02)                                   1/02 at 102        AAA     $ 11,748,798

    5,905,000   Muncie School Building Corporation, First Mortgage Bonds, Series 1992, 6.625%, 7/15/14
                 (Pre-refunded to 7/15/01)                                                   7/01 at 102     N/R***        6,406,571


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.2%

    1,675,000    Polk County, Iowa, Health Facilities Revenue Bonds, Catholic
                 Health Corporation (Mercy Health Center of Central Iowa
                 Project), Series 1991, 6.750%, 11/01/15 (Pre-refunded to 11/01/01)         11/01 at 101        Aaa        1,825,264


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.6%

    2,315,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994, 7.100%, 5/01/12                                                5/04 at 103          A        2,516,243

    2,550,000   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized Single Family Mortgage
                 Refunding Revenue Bonds (GNMACertificates), Series 1994A-I, 7.900%, 5/01/24
                 (Alternative Minimum Tax)                                                  No Opt. Call        Aaa        2,897,846


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 1.3%

    7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A, 6.375%, 7/01/28
                 (Alternative Minimum Tax)                                                   7/06 at 102        Aaa        7,404,460

    5,000,000   Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky Associated Counties
                 Leasing Trust Program Series 1993-A, 6.500%, 3/01/19                        3/03 at 102          A        5,301,600


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.0%

    4,000,000   Bossier Public Trust Financing Authority, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995B, 6.125%, 8/01/28                                               8/05 at 102        AAA        4,137,960

   12,750,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue Bonds (GNMA and
                 FNMA Mortgage Backed Securities Program), Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)                                                  10/05 at 102        Aaa       13,373,475

    4,980,000   New Orleans Home Mortgage Authority, Single Family Mortgage Revenue Bonds, Series 1995A,
                 6.300%, 6/01/28 (Alternative Minimum Tax)                                   6/05 at 102        Aaa        5,331,439

    4,650,000   Orleans Levee District (A Political Subdivision of the State of Louisiana), Public Improvement Bonds,
                 Series 1986, 5.950%, 11/01/15                                              12/05 at 103        Aaa        4,946,531


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.0%

    7,925,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1990 Series A-4, 6.400%, 11/15/24
                 (Alternative Minimum Tax)                                                   8/02 at 102        Aa2        8,232,886

    1,250,000   Maine State Housing Authority Mortgage Purchase Bonds, 1995 Series B-2, 6.300%, 11/15/26
                 (Alternative Minimum Tax)                                                  11/05 at 102         AA        1,313,025


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,560,000   Community Development Administration, Department of Housing and Community Development,
                 State of Maryland, Multi-Family Housing Revenue Bonds (Insured Mortgage Loans), 1993
                 Series C, 6.625%, 5/15/23                                                   5/03 at 102         Aa        2,732,339


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.2%

    2,000,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Series 1998 (WGBH Educational
                 Foundation), 5.000%, 3/01/28                                                3/08 at 102        Aaa        1,890,400

    3,080,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the Holy Cross -
                 1996 Issue), 5.625%, 3/01/26                                                3/06 at 102        Aaa        3,148,622

    6,900,000   Massachusetts Water Resources Authority, General Revenue Bonds, 1993 Series C,
                 5.250%, 12/01/20                                                           12/04 at 102        Aaa        6,809,817


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.6%

    8,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds (Oakwood
                 Hospital Obligated Group), Series 1993A, 5.625%, 11/01/18                  11/03 at 102        Aaa        8,124,640

    6,185,000   Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1992 Series A,
                 6.650%, 4/01/23                                                            10/02 at 102        AA-        6,630,753

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.5%

$   3,460,000   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D (Non-AMT),
                 5.950%, 2/01/18                                                             2/05 at 102        Aaa     $  3,595,909

    5,175,000   Minnesota Housing Finance Agency Single Family Mortgage Bonds, 1996 Series G, 6.250%, 7/01/26
                 (Alternative Minimum Tax)                                                   1/06 at 102        AA+        5,423,038

    3,560,000   Housing and Redevelopment Authority of the City of Saint Paul, Minnesota and City of Minneapolis,
                 Minnesota, Health Care Facility Revenue Bonds, Series 1992 (Group Health Plan, Inc. Project),
                 6.900%, 10/15/22                                                           12/02 at 102         A-        3,890,724

    2,000,000   Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1992B,
                 5.750%, 1/01/11                                                             1/03 at 102        Aaa        2,111,460

    2,350,000   Washington County Housing and Redevelopment Authority, Pooled Housing and Redevelopment Limited
                 Annual Appropriation Tax and Revenue Bonds (Pooled Refunding Project),
                 Series 1992, 7.200%, 1/01/22                                                1/03 at 102        BBB        2,476,501

    5,170,000   Washington County Housing and Redevelopment Authority, Lease Revenue Bonds (South Washington
                 County Schools Project), Series 1992, 7.400%, 12/01/14
                 (Pre-refunded to 12/01/02)                                                 12/02 at 100      A3***        5,795,467


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.5%

    4,000,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Series 1992A (Wesley Health
                 Systems), 6.050%, 4/01/12 (Pre-refunded to 10/01/02)                       10/02 at 102        AAA        4,331,640


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.9%

   10,000,000   Missouri Health and Educational Facilities Authority, Revenue Bonds, Series 1998A (SSM Health Care),
                 5.000%, 6/01/22 (WI)                                                        6/08 at 101        Aaa        9,528,700

    5,500,000   The Industrial Development Authority of the City of St. Louis, Missouri, Industrial Revenue Refunding Bonds
                 (Kiel Center Multipurpose Arena Project), Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)                                                   2/02 at 102        N/R        5,971,295

   11,000,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding Bonds,
                  6.000%, 7/15/13                                                            7/03 at 102        Aa3       11,569,580


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.5%

    4,000,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada Power Company Project),
                 Series 1992A, 6.700%, 6/01/22 (Alternative Minimum Tax)                     6/02 at 102        Aaa        4,324,480


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.6%

    5,215,000   New Hampshire Higher Educational and Health Facilities Authority, Hospital Revenue Bonds, Catholic
                 Medical Center Issue, Series 1989, 8.000%, 7/01/04                          7/99 at 102          A        5,494,889


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.3%

    4,500,000   New Jersey Economic Development Authority, Insured Revenue Bonds (Educational Testing Service
                 Issue), Series 1995A, 6.000%, 5/15/25                                       5/05 at 102        Aaa        4,783,635

    8,720,000   New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing Revenue Bonds,
                 1997 Series A, 5.650%, 5/01/40 (Alternative Minimum Tax)               11/07 at 101 1/2        Aaa        8,875,042

    6,670,000   New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding Bonds,
                 1992 Series One, 6.700%, 11/01/28                                          11/02 at 102         A+        7,134,032

    1,000,000   Toms River Board of Education, General Obligation Bonds, Series 1997,
                 5.750%, 7/15/21                                                             7/07 at 100        Aaa        1,042,580


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

    3,990,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, 1995 Series E,
                 6.300%, 7/01/17 (Alternative Minimum Tax)                                   7/05 at 102        AAA        4,202,428


------------------------------------------------------------------------------------------------------------------------------------
                New York - 14.8%

    2,500,000   Dormitory Authority of the State of New York, City University System Consolidated Revenue Bonds,
                 1996 Series 2, 6.000%, 7/01/20                                              7/06 at 102       Baa1        2,619,975

    2,465,000   Empire Development Corporation, New York State Urban Development Corporation, Correctional Capital
                 Facilities Revenue Bonds Series 6, 5.375%, 1/01/25                          1/06 at 102        Aaa        2,471,261

   16,200,000   New York State Energy Research and Development Authority, Facilities Revenue Bonds, Series 1992B
                 (Consolidated Edison Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)                                                  12/01 at 101        Aaa       17,216,712

    3,500,000   New York State Medical Care Facilities Finance Agency, Mental Health Services Facilities Improvement
                 Revenue Bonds, 1994 Series A, 5.250%, 8/15/23                               2/04 at 102        Aaa        3,427,760

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                New York (continued)

$   7,635,000   New York State Medical Care Facilities Finance Agency, Mercy Medical Center Project Revenue Bonds,
                 1995 Series A, 5.875%, 11/01/15                                             5/05 at 102        AA-     $  8,018,582

    2,500,000   New York State Urban Development Corporation, Correctional Facilities Revenue Bonds, 1993A
                 Refunding Series, 5.250%, 1/01/21                                           1/04 at 102        Aaa        2,467,200

   10,750,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series D,
                 6.600%, 2/01/03                                                            No Opt. Call         A3       11,659,020

    7,695,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,
                 6.600%, 8/01/03                                                            No Opt. Call         A3        8,397,707

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
   10,000,000    6.375%, 8/01/08                                                         8/02 at 101 1/2         A3       10,732,300
    1,340,000    6.500%, 8/01/11                                                         8/02 at 101 1/2         A3        1,447,294

   17,365,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                 7.000%, 2/01/06                                                             No Opt.Call         A3       19,679,928

   11,130,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,
                 5.875%, 3/15/18                                                         3/06 at 101 1/2         A3       11,607,700

    9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J (Subseries J-1),
                 5.875%, 2/15/19                                                         2/06 at 101 1/2         A3        9,390,510

    8,000,000   The City of New York General Obligation Bonds, Fiscal 1997, Series E,
                 5.875%, 8/01/24                                                         8/06 at 101 1/2         A3        8,353,040

   12,020,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series I,
                 6.250%, 4/15/27                                                             4/07 at 101         A3       12,874,261

      660,000   New York City, General Obligation Bonds, Fiscal 1993 Series A, 6.500%, 8/01/11
                 (Pre-refunded to 8/01/02)                                               8/02 at 101 1/2      A3***          721,479

    3,150,000   New York City, New York, Municipal Water Finance Authority, Water and Sewer System Revenue
                 Bonds, Fiscal 1996 Series A, 5.875%, 6/15/25                                6/05 at 101        Aaa        3,300,728

    1,370,000   New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds,
                 Fiscal 1997 Series B, 5.500%, 6/15/27                                       6/07 at 101        Aaa        1,386,878

    4,000,000   The Trust for Cultural Resources of The City of New York, Revenue Bonds, Series 1997A (American
                 Museum of Natural History), 5.650%, 4/01/27                                 4/07 at 101        Aaa        4,104,720


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.8%

    1,945,000   North Carolina Housing Finance Authority, Single Family Revenue Bonds, Series JJ (1985 Resolution),
                 6.450%, 9/01/27 (Alternative Minimum Tax)                                   3/06 at 102         AA        2,065,532

    5,210,000   City of Durham Urban Redevelopment Mortgage Revenue Bonds (Durham Hosiery Mill Project)
                 (FHA Insured LN), Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)    8/07 at 105        AAA        5,765,699


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.5%

    4,150,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin Electric Power Cooperative-
                 Antelope Valley Station), 1984 Series B, 7.000%, 1/01/19                    1/99 at 103          A        4,332,061


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.8%

    2,000,000   Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, 1998B1 (Courtyards Kettering
                 Apts), FHA Mortgage, 5.550%, 1/01/40 (Alternative Minimum Tax)              1/08 at 102        Aa2        1,993,380

    5,250,000   State of Ohio, Ohio Air Quality Development Authority, Percent Air Quality Development Revenue
                 Bonds (JMG Funding, Limited Partnership Project), Series 1997, 5.625%, 1/01/23
                 (Alternative Minimum Tax)                                                   4/07 at 102        Aaa        5,367,968


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 0.5%

    1,000,000   Tulsa County Industrial Authority (Tulsa, Oklahoma), Recreational Facilities Revenue Bonds, Refunding
                 Series 1992, 6.600%, 9/01/08                                                9/02 at 102         A-        1,076,520

    2,990,000   Tulsa County Public Facilities Authority (Tulsa, Oklahoma), Recreational Facility Refunding Revenue
                 Bonds, Series 1992, 6.600%, 11/01/08                                       11/02 at 102         A-        3,236,197


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.8%

   13,350,000   State of Oregon, General Obligation, Elderly and Disabled Housing Bonds,
                 1992 Series B, 6.375%, 8/01/24                                              8/02 at 102         AA       14,442,431

    6,585,000   State of Oregon, General Obligation, Veterans' Welfare Bonds, Series 75,
                 6.000%, 4/01/27                                                            10/05 at 102         AA        6,863,480

    1,750,000   State of Oregon, Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family
                 Mortgage Program), 1997 Series H, 5.650%, 7/01/28
                 (Alternative Minimum Tax)                                               7/07 at 101 1/2        Aa2        1,767,168

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Oregon (continued)

$   3,380,000   City of Portland, Oregon, Limited Tax Improvement Bonds, 1996 Series A,
                 5.550%, 6/01/16                                                             6/06 at 100         Aa     $  3,489,985


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.1%

    1,000,000   Delaware Valley Regional Finance Authority, Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27                                                            No Opt. Call        Aaa        1,072,990


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

    2,135,000   School District No. 4 of Lexington County, South Carolina, Certificates of Participation, Series 1994,
                 7.000%, 7/01/12                                                             7/04 at 102        Baa        2,356,976


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.3%

   10,370,000   South Dakota Building Authority, Revenue Bonds, Series 1992, 6.700%, 9/01/17 No Opt.Call        Aaa       11,847,103


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 2.5%

    9,870,000   State of Texas, Veterans' Housing Assistance Bonds, Series 1993, General Obligation Bonds,
                 6.800%, 12/01/23 (Alternative Minimum Tax)                                 12/03 at 102         AA       10,595,445

    1,545,000   Baytown Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992-A, 8.500%, 9/01/11                                              9/02 at 103         A1        1,739,021

    1,520,000   Hidalgo County Housing Finance Corporation, Single Family Mortgage Revenue Bonds (GNMA and
                 FNMA Collateralized), Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)                                                   4/04 at 102        Aaa        1,612,643

    1,385,000   Houston Independent School District Public Facilities Corporation, Lease Revenue Bonds,
                 Series 1998A, Cesar E Chavez, 0.000%, 9/15/13 (WI)                         No Opt. Call        Aaa          619,676

    6,630,000   Houston Independent School District Public Facilities Corporation, Lease Revenue Bonds,
                 Series 1998B, West Side, 0.000%, 9/15/13 (WI)                              No Opt. Call        Aaa        2,966,394

    1,000,000   Humble Independent School District (Harris County, Texas), Unlimited Tax Schoolhouse Bonds,
                 Series II 1997, 3.500%, 2/15/18                                             2/10 at 100        Aaa          778,860

    1,985,000   Lufkin Health Facilities Development Corporation Health System Revenue Bonds (Memorial Health
                 System of East Texas), 6.875%, 2/15/26                                      2/06 at 102       BBB-        2,171,926

    2,595,000   Port Arthur Housing Finance Corporation, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1992, 8.700%, 3/01/12                                                9/02 at 103          A        2,850,062


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.5%

    2,980,000   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1994 Issue B (Federally Insured or
                 Guaranteed Mortgage Loans), 6.450%, 7/01/14                                 7/04 at 102        Aa2        3,147,952

    1,245,000   Utah Housing Finance, Single Family Mortgage Bonds, 1997 Series E2 Class I, 5.875%, 1/01/19
                 (Alternative Minimum Tax)                                               7/07 at 101 1/2        Aaa        1,290,840

    6,000,000   Redevelopment Agency of Salt Lake County, Utah, Central Business District Neighborhood
                 Redevelopment, Junior Lien Tax Increment Bonds, Series 1992A,
                 5.800%, 3/01/15                                                             3/02 at 102          A        6,115,260

    3,000,000   Municipal Building Authority of Weber County, Utah, Lease Revenue Bonds, Series 1994,
                 7.500%, 12/15/19 (Pre-refunded to 12/15/04)                                12/04 at 102        Aaa        3,563,670


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.7%

    6,620,000   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 4,
                 6.400%, 11/01/25                                                            5/02 at 102         A1        6,912,670


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 0.3%

    3,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds, Series 1990B,
                 7.375%, 7/01/04                                                             7/00 at 102        Aa1        3,241,650


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.8%

    7,000,000   The County Commission of Harrison County,West Virginia, Solid Waste Disposal Revenue Bonds (The
                 Potomac Edison Company Harrison Station Project), Series B,
                 6.250%, 5/01/23 (Alternative Minimum Tax)                                   5/03 at 102        Aaa        7,457,170


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.1%
    3,215,000   Wisconsin Health and Educational Facilities Authority Revenue Bonds, Series 1997 (Marshfield Clinic
                 Project), 5.625%, 2/15/17                                                   2/07 at 102        Aaa        3,297,110

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin (continued)

$  15,200,000   Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds,
                 1995 Series B, 7.100%, 9/01/15 (Alternative Minimum Tax)                    1/05 at 102         AA     $ 16,273,271


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.5%

    1,375,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,
                 5.500%, 7/01/25                                                             7/05 at 100       Baa1        1,381,352

    3,390,000   Puerto Rico Public Buildings Authority, Government Facilities Revenue Bonds, Series B, Guaranteed
                 by the Commonwealth of Puerto Rico, 5.000%, 7/01/27                     7/07 at 101 1/2        Aaa        3,259,043
------------------------------------------------------------------------------------------------------------------------------------

$ 903,156,000   Total Investments - (cost $865,298,411) - 99.5%                                                          936,746,423
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%

    2,000,000   Gulf Coast Waste Disposal Authority, Pollution Control Revenue Refunding (Amoco Oil Company Project),
                 Series 1992, Variable Rate Demand Bonds, 4.200%, 10/01/17+                                   VMIG-1       2,000,000

    1,300,000   Sublette County, Wyoming, Adjustable Tender Pollution Control Revenue Bonds (Exxon Project),
                 Series 1987A, Variable Rate Demand Bonds, 4.300%, 7/01/17+ (Alternative Minimum Tax)            A-1+      1,300,000
------------------------------------------------------------------------------------------------------------------------------------

$   3,300,000   Total Temporary Investments - 0.4%                                                                         3,300,000
=============
                Other Assets Less Liabilities - 0.1%                                                                       1,674,316
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 941,720,739
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
                            April 30, 1998
                            (Unaudited)


   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 5.0%

$   8,000,000   Alabama Higher Education Loan Corporation, Student Loan Revenue Refunding Bonds
                 Series 1994-D, 5.850%, 9/01/04, (Alternative Minimum Tax)                  No Opt. Call         Aaa   $   8,385,120

   27,445,000   Alabama Special Care Facilities Financing Authority of Birmingham Hospital Revenue Bonds
                 (Daughters of Charity National Health System - Providence Hospital and St. Vincent's Hospital),
                 Series 1995, 5.000%, 11/01/25                                              11/05 at 101        AA+       25,769,483

   11,000,000   The DCH Health Care Authority, Health Care Facilities Revenue Bonds, Series 1993-B,
                 5.750%, 6/01/23                                                            12/02 at 102         A1       11,431,090


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.2%

      665,000   Arkansas Development Finance Authority, Single Family Mortgage Revenue Refunding Bonds,
                 1991 Series A (FHA Insured or VAGuaranteed Mortgage Loans),
                 8.000%, 8/15/11                                                             8/01 at 103         AA          712,268

      498,363   City of Jacksonville, Arkansas, Residential Housing Facilities Board, Single Family Mortgage
                 Revenue Refunding Bonds, Series 1993A, 7.900%, 1/01/11                      7/03 at 103        Aaa          543,265

      811,045   Residential Housing Facilities Board of Lonoke County, Arkansas, Single Family Mortgage
                 Revenue Refunding Bonds, Series 1993A, 7.900%, 4/01/11                      4/05 at 103        Aaa          883,958


------------------------------------------------------------------------------------------------------------------------------------
                California - 3.6%

    5,000,000   California Health Facilities Authority, Kaiser Permanente, Revenue Bonds, 1990 Series A,
                 6.500%, 12/01/20                                                           12/00 at 102         A+        5,315,250

    4,780,000   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds Series 1995A,
                 0.000%, 1/01/14                                                            No Opt. Call        Baa        2,007,170

                Community Redevelopment Financing Authority of the Community
                Redevelopment Agency of the City of Los Angeles,
                California,Grand Central Square, Multifamily Housing Bonds, 1993
                Series A:
      500,000    5,750%, 12/01/13 (Alternative Minimum Tax)                                  6/03 at 102         Ba          494,905
    3,900,000    5.900%, 12/01/26 (Alternative Minimum Tax)                                  6/98 at 100          A        3,900,780

    4,500,000   Los Angeles County Transportation Commission (California), Proposition C Sales Tax Revenue
                 Bonds, Second Senior Bonds, Series 1992-A, 6.750%, 7/01/19
                 (Pre-refunded to 7/01/02)                                                   7/02 at 102        Aaa        4,999,995

    1,715,000   Housing Authority of the County of Merced (California), Multifamily Housing Refunding
                 Revenue Bonds, Series 1993A (Belmont Park Apartments Project),
                 5.875%, 1/01/19                                                             1/04 at 102        Aaa        1,756,812

    2,500,000   Transmission Agency of Northern California, California-Oregon Transmission Project, Revenue Bonds,
                 1992 Series A, 6.500%, 5/01/16                                              5/02 at 102        Aaa        2,706,850

    5,000,000   Airports Commission, City and County of San Francisco, California, San Francisco International
                 Airport, Second Series Revenue Bonds, Issue 8, 6.300%, 5/01/25
                (Alternative Minimum Tax)                                                    5/04 at 101        Aaa        5,319,900

    3,545,000   Redevelopment Agency of the City of San Leandro, Plaza 1 and Plaza 2 Redevelopment Projects,
                 1993 Tax Allocation Bonds, Series A, 6.125%, 6/01/23                        6/03 at 102         A-        3,692,366

    1,945,000   South Gate Public Financing Authority (Los Angeles County, California), Water Revenue Refunding
                 Bonds, 1996 Series A, 6.000%, 10/01/12                                     No Opt. Call        Aaa        2,153,640


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.2%

                City and County of Denver, Colorado,Airport System Revenue Bonds, Series 1990A:
      405,000    8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)      11/00 at 102        Aaa          454,297
    3,695,000    8.500%, 11/15/23 (Alternative Minimum Tax)                                 11/00 at 102       Baa1        4,083,862
      115,000    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)      11/00 at 102        Aaa          127,624
    1,190,000    8.000%, 11/15/25 (Alternative Minimum Tax)                                 11/00 at 102       Baa1        1,299,659

                City andCounty of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
      315,000    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 102        Aaa          365,835
      885,000    8.750%, 11/15/23 (Alternative Minimum Tax)                                 11/01 at 102       Baa1        1,009,431

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Colorado (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
$   6,000,000    7.500%, 11/15/02 (Alternative Minimum Tax)                                 11/01 at 102       Baa1     $  6,654,300
    3,040,000    7.750%, 11/15/13 (Alternative Minimum Tax)                                 No Opt. Call       Baa1        3,773,886
      865,000    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 102        Aaa          976,473
    3,280,000    7.750%, 11/15/21 (Alternative Minimum Tax)                                 11/01 at 102       Baa1        3,641,390
      210,000    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 100        Aaa          228,331
      790,000    7.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100       Baa1          843,317

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    1,100,000    6.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)      11/02 at 102        Aaa        1,222,815
    4,140,000    6.750%, 11/15/22 (Alternative Minimum Tax)                                 11/02 at 102       Baa1        4,476,085


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.4%

    2,400,000   Connecticut Development Authority, Water Facilities Revenue RefundingBonds
                 (The Connecticut Water Company Project-1993 Series), 6.650%, 12/15/20      12/03 at 102        Aaa        2,668,296

    3,000,000   Connecticut Housing Finance Authority Housing Mortgage Finance Program Bonds,
                 1996 Series C-2, 6.250%, 11/15/18                                           5/06 at 102         Aa        3,200,370

    6,500,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 Yale-New Haven Hospital Issue, Series F, 7.100%, 7/01/25
                (Pre-refunded to 7/01/00)                                                    7/00 at 102        Aaa        7,015,840


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 5.4%

    9,500,000   District of Columbia (Washington, D.C.), General Obligation Refunding Bonds, Series 1993A
                 6.000%, 6/01/07                                                            No Opt. Call        Aaa       10,247,650

    6,000,000   District of Columbia (Washington, D.C.), General Obligation Refunding Bonds, Series 1993 B
                 5.500%, 6/01/10                                                            No Opt. Call        Aaa        6,266,640

    5,000,000   District of Columbia (Washington, D.C.) General ObligationBonds, Series 1993E
                 6.000%, 6/01/09                                                             6/03 at 102        Aaa        5,376,100

    3,890,000   District of Columbia (Washington, D.C.) General Obligation Bonds,
                 Series 1993-A3, 5.500%, 6/01/06                                            No Opt. Call        Aaa        4,058,632

    3,240,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic Healthcare Group, Inc. Issue)
                 Series 1992B, 6.750% 8/15/07                                                8/02 at 102         A3        3,487,795

    4,250,000   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic Healthcare Group, Inc. Issue),
                 Series 1993A, 5.750%, 8/15/14                                               8/06 at 102        Aaa        4,444,438

    5,345,000   District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage Revenue
                 Bonds, Series 1988F-1, 5.850%, 12/01/14 (Alternative Minimum Tax)          12/04 at 103        AAA        5,447,945

    3,930,000   District of Columbia, Revenue Bonds (The American College of Obstetricians and
                 Gynecologists Issue), Series 1991, 6.500%, 8/15/18                          8/01 at 102        Aaa        4,231,785

    4,500,000   District of Columbia, University Revenue Refunding Bonds (The Howard University Issue),
                 Series 1992A, 6.750%, 10/01/12 (Pre-refunded to 10/01/02)                  10/02 at 102      A+***        4,988,835


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.8%

    8,000,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,
                 Series 1998, 5.000%, 10/01/28                                              10/18 at 100        Aaa        7,685,680


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.0%

    2,880,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                 1992B Series, 8.250%, 1/01/11                                              No Opt. Call          A        3,721,824

    4,185,000   Municipal Electric Authority of Georgia, Power Revenue Bonds, Series EE,
                 7.250%, 1/01/24                                                            No Opt. Call        Aaa        5,377,097

    5,500,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,
                 Series 1993B, 5.700%, 1/01/19                                              No Opt. Call        Aaa        5,867,070

    2,930,000   Development Authority of Burke County, Georgia, Georgia, Pollution Control Revenue Bonds (Oglethorpe
                 Power Corporation Vogtle Project), Series 1992, 7.500%, 1/01/03             No Opt.Call        Aaa        3,158,833


------------------------------------------------------------------------------------------------------------------------------------
                Hawaii - 0.7%

    1,500,000   State of Hawaii, Airports System Revenue Bonds, Series of 1990
                 (Payable Solely from the Receipts of the Aviation Fuel Tax and the Revenues of the State of Hawaii Airports System), 7.300%, 7/01/20
                 (Alternative Minimum Tax)                                                   7/00 at 102        Aaa        1,608,150
    5,000,000   Honolulu, Hawaii, City and County Refunding and Improvement Bonds,
                 Series 1993B, 5.000%, 10/01/13                                              No Opt.Call         AA        4,973,250

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 14.1%

$   3,220,000   Illinois Development Finance Authority, Child Care Facility Revenue Bonds, Series 1992 (Illinois
                 Facilities Fund Project), 7.400%, 9/01/04                                   9/02 at 102        N/R     $  3,432,230

    2,240,000   Illinois Educational Facilities Authority Revenue Bonds, Chicago College of Osteopathic Medicine,
                 Series A, 8.750%, 7/01/05                                                   No Opt.Call        Aaa        2,633,299

   10,360,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds, Loyola University of Chicago,
                 Series 1991-A, 7.125%, 7/01/21 (Pre-refunded to 7/01/01)                    7/01 at 102      A1***       11,387,401

                Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1993C (Lutheran General Healthsystem):
    5,705,000    7.000%, 4/01/08                                                             No Opt.Call         A1        6,710,734
    4,075,000    7.000%, 4/01/14                                                             No Opt.Call         A1        4,911,924

    3,000,000   Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois Masonic Medical
                 Center), 5.500%, 10/01/19                                                  10/03 at 102         A-        3,021,630

    2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                 (Trinity Medical Center), 7.000%, 7/01/12                                   7/02 at 102        BBB        2,162,360

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990 (Riverside Senior Living Center Project),
                 7.500%, 11/01/20 (Pre-refunded to 11/01/00)                                11/00 at 102      A3***        5,477,650

   11,980,000   Illinois Health Facilities Authority, Refunding Revenue Bonds, Series 1990-B (Hinsdale Hospital),
                 9.000%, 11/15/15                                                           11/00 at 102       Baa1       13,654,205

    8,190,000   Illinois Housing Development Authority, Multi-Family Program Bonds,
                 Series 5, 6.650%, 9/01/14                                                   9/04 at 102         A1        8,738,894

    3,410,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Skyline Towers
                 Apartments), Series 1992B, 6.875%, 11/01/17                                11/02 at 102          A        3,581,796

    3,400,000   Illinois Housing Development Authority, Section 8 Elderly Housing Revenue Bonds (Morningside North
                 Development), Series 1992D, 6.600%, 1/01/07                                 1/03 at 102          A        3,608,896

   17,500,000   City of Chicago, General Obligation Bonds, Project and Refunding
                 Series 1998, 5.250%, 1/01/28                                                7/08 at 102        Aaa       17,036,775

    4,000,000   Board of Education of the City of Chicago, General Obligation Lease Certificates, 1992 Series A,
                 6.250%, 1/01/15                                                             No Opt.Call        Aaa        4,507,200

                Cook County School District 99 (Cicero), General Obligation School Bonds, Series 1997:
    1,345,000    8.500%, 12/01/12                                                           No Opt. Call        Aaa        1,818,978
    1,455,000    8.500%, 12/01/13                                                           No Opt. Call        Aaa        1,987,210
    1,685,000    8.500%, 12/01/15                                                           No Opt. Call        Aaa        2,333,944

    2,025,000   Long Creek Township, Macon County, Illinois, Waterworks Refunding Revenue Bonds, Series 1993,
                 7.250%, 5/01/23                                                             5/03 at 100        N/R        2,112,703

    3,050,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois,
                 General Obligation Bonds, Series 1990A, 7.200%, 11/01/20                   No Opt. Call        Aaa        3,847,850

   14,375,000   Village of Wheeling, Illinois, Multifamily Housing Revenue Bonds, Series 1993A (FHA Insured Mortgage
                 Loan-Arlington Club Project), 6.400%, 2/01/40                               2/03 at 100        AAA       14,769,163

    4,685,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois, General Obligation Bonds
                 (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14                    2/04 at 102        BBB        5,099,669

    4,460,000   Town of Wood River, Wood River Township Hospital, Madison County, Illinois General Obligation Tort
                 Immunity Bonds, Series 1993, 6.500%, 2/01/14                                2/04 at 102        BBB        4,834,239


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 3.4%

    2,100,000   City of Indianapolis, Indiana, Economic Development Revenue Bonds, Series 1993A (The Meadows-
                 Section 8 Assisted Project), 6.000%, 7/01/23 (Alternative Minimum Tax)      7/03 at 103         B2        2,083,620

    2,250,000   Indiana Bond Bank, Special Program Bonds, Series 1992B, 6.750%, 8/01/12      2/03 at 102         A+        2,491,470

    3,200,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Series 1992 (The
                 Methodist Hospitals, Inc.), 6.750%, 9/15/09                                 9/02 at 102          A        3,483,456

    2,000,000   Hospital Authority of the City of Kokomo (Indiana), Hospital Revenue Refunding Bonds, Series 1993
                 (Saint Joseph Hospital and Health Center of Kokomo), 6.250%, 8/15/05       No Opt. Call       Baa2        2,174,160

    3,615,000   Mooresville Consolidated School Building Corporation, First Mortgage Bonds, Series 1994A (Morgan
                 County, Indiana), 6.200%, 7/15/15                                           1/04 at 101          A        3,881,136

    5,900,000   Muncie School Building Corporation, First Mortgage Bonds, Series 1992, 6.625%, 7/15/14
                 (Pre-refunded to 7/15/01)                                                   7/01 at 102     N/R***        6,401,146

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Indiana (continued)

$   9,500,000   City of Petersburg, Indiana, Pollution Control Refunding Revenue Bonds, Series 1993A (Indianapolis Power
                 and Light Company Project), 6.100%, 1/01/16                                 1/03 at 102        Aa2     $ 10,058,125


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.6%

    3,810,000   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional Hospital Project), Series 1993,
                 7.000%, 7/01/12 (Pre-refunded to 7/01/02)                                   7/02 at 102     N/R***        4,233,710

      910,000   City of Davenport, Iowa, Home Ownership Mortgage Revenue Refunding Bonds, Series 1994,
                 7.900%, 3/01/10                                                             9/04 at 102         A1          969,441


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    1,725,000   Johnson County, Kansas, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994, 7.100%, 5/01/12                                                5/04 at 103          A        1,874,954

    1,390,000   Labette County, Kansas, Single Family Mortgage Revenue Refunding Bonds, 1993 Series A,
                 8.400%, 12/01/11                                                            6/03 at 103        Aa2        1,488,092


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.8%

    7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A, 6.375%, 7/01/28
                 (Alternative Minimum Tax)                                                   7/06 at 102        Aaa        7,404,460


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.2%

    3,500,000   Clover Dale Housing Corporation, 1995 Multifamily Mortgage Revenue Refunding Bonds (Clover Dale Plaza-
                 FHA Insured Mortgage, Section 8 Assisted Project),
                 Series A, 6.550%, 2/01/22                                                   4/01 at 100        AA-        3,569,405

    6,770,000   Orleans Levee District (A Political Subdivision of the State of Louisiana) Public Improvement Bonds,
                 Series 1986, 5.950%, 11/01/14                                              12/05 at 102        Aaa        7,264,549


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.0%

    8,000,000   Maine Educational Loan Marketing Corporation, Subordinate Student Loan Revenue Bonds, Series 1994-2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)                                 No Opt. Call          A        8,680,000


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.2%

    5,000,000   Community Development Administration, Maryland Department of Housing and Community Development,
                 Housing Revenue Bonds, Series 1996 A, 5.875%, 7/01/16                       1/07 at 102        Aa2        5,248,200

    2,000,000   Maryland Health and Higher Educational Facilities Authority, Project and Refunding Revenue Bonds, Doctors
                 Community Hospital Issue, Series 1993, 5.750%, 7/01/13                      7/03 at 102       Baa1        2,039,800

    3,620,000   Maryland Transportation Authority, Special Obligation Revenue Bonds, Baltimore/Washington International
                 Airport Projects, Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                (Alternative Minimum Tax)                                                    7/04 at 102        Aaa        3,834,666

    6,800,000   Housing Opportunities Commission of Montgomery County (Montgomery County, Maryland), Multifamily
                 Housing Revenue Bonds, 1996 Series B, 6.400%, 7/01/28
                 (Alternative Minimum Tax)                                                   7/06 at 102         Aa        7,205,960

    1,900,000   Prince George's County, Maryland, Project and Refunding Revenue Bonds (Dimensions Health
                 Corporation Issue), Series 1994, 5.375%, 7/01/14                            7/04 at 102          A        1,914,212


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 3.2%

    4,500,000   Massachusetts Health and Educational Facilities Authority Revenue Bonds, Series 1991-C (New England
                 Deaconess Hospital), 7.200%, 4/01/22 (Pre-refunded to 4/01/01)              4/01 at 102        AAA        4,938,300

    4,195,000   Massachusetts Health and Educational, Facilities Authority, Revenue Refunding Bonds, Youville Hospital
                 Issue (FHA Insured Project), Series B, 6.000%, 2/15/34                      2/04 at 102         Aa        4,329,282

    2,000,000   Massachusetts Housing Finance Authority, Housing Project Revenue Bonds,
                 6.300%, 10/01/13                                                            4/03 at 102         A1        2,119,240

    3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds, Semass Project,
                 Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                     7/01 at 103        N/R        3,701,808

   15,000,000   Massachusetts Turnpike Authority Metropolitan Highway System Revenue Bonds, 1997 Series A
                 (Senior), 5.000%, 1/01/37                                                   1/07 at 102        Aaa       14,098,500

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.4%

$   3,200,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds, Series 1992
                 Linked BC (Bon Secours Health System Project), 6.100%, 8/15/22              8/02 at 102        Aaa     $  3,360,992

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and Refunding Bonds (The Detroit Medical
                 Center Obligated Group), Series 1993B, 5.000%, 8/15/03                     No Opt. Call          A        2,044,120

    3,750,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (Consumers Power Company Project),
                 Collateralized Series 1993B, 5.800%, 6/15/10                                6/03 at 102        Aaa        3,959,438

    5,000,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue Refunding Bonds (Cobo Hall
                 Expansion Project), Series 1993, 5.250%, 9/30/12                            9/03 at 102        Aaa        5,018,050

    5,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,
                 Series 1997-A, 5.000%, 7/01/27                                              7/07 at 101        Aaa        4,763,900

   10,225,000   City of Detroit, Michigan, Water Supply System Revenue (Senior Lein) Bonds, Series 1997-A,
                 5.000%, 7/01/27                                                             7/07 at 101        Aaa        9,742,176

    2,545,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage Hospital Revenue Bonds
                 (Portage Health System, Inc.), Series 1998, 4.625%, 8/01/18                 8/08 at 100        Aaa        2,442,309

    4,260,000   County of Jackson Hospital Finance Authority, Hospital Revenue Refunding Bonds (W. A. Foote
                 Memorial Hospital, Jackson Michigan), Series 1993A, 4.750%, 6/01/15         6/03 at 102        Aaa        3,957,838

    1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue Refunding and Improvement Bonds
                 (Bronson Methodist Hospital), Series 1996, 5.750%, 5/15/16                  5/06 at 102        Aaa        1,040,190

    4,000,000   County of Kent, Michigan, Airport Revenue Bonds, Series 1998 (Kent County International Airport),
                 5.000%, 1/01/21 (Alternative Minimum Tax)                                   1/08 at 101        Aaa        3,781,960

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit Edison Company Project),
                 Series CC-1992, 6.550%, 9/01/24 (Alternative Minimum Tax)                   9/03 at 103        Aaa        6,522,540

    2,000,000   Oakland County Economic Development Corporation, Limited Obligation Revenue Bonds, Series 1997B
                 (Cranbrook Educational Community Project), 5.000%, 11/01/170               11/07 at 102        Aa2        1,946,560

------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.4%

    5,000,000   Minneapolis/St. Paul, Minnesota, Housing Finance Board, Single Family Mortgage Revenue Bonds,
                 FNMA/GNMA Backed Program Phase XI-AB, 5.800%, 11/01/30
                 (Alternative Minimum Tax)                                                  11/07 at 102        AAA        5,100,950

    4,000,000   Minneapolis Community Development Agency, Limited Tax Supported Development Revenue Bonds,
                 Common Bond Fund Series 1992G-3, 7.375%, 12/01/12                          11/07 at 102        AAA        5,100,950

    2,720,000   City of Minnetonka, Minnesota, Multifamily Housing Revenue Refunding Bonds, Series 1994A (GNMA
                 Collateralized Mortgage Loan-Brier Creek Project), 6.450%, 6/20/24          6/04 at 102        AAA        2,874,496

------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.2%

    1,875,000   Mississippi Educational Facilities Authority, For Private, Nonprofit Institutions of Higher Learning,
                 Educational Facilities Revenue Bonds (Tougaloo College Project),
                 1993 Series A, 6.500%, 6/01/18                                              6/03 at 102        Ba1        1,982,569

    2,000,000   Mississippi Higher Education Assistance Corporation, Student Loan Revenue Bonds, Senior Series 1993-B,
                 5.800%, 9/01/06 (Alternative Minimum Tax)                                   9/02 at 102        Aaa        2,072,640

    3,000,000   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 1995B, 6.550%, 4/01/21
                 (Alternative Minimum Tax)                                                   4/05 at 102        Aaa        3,165,480

    1,670,000   Mississippi Housing Finance Corporation, Single Family Mortgage Purchase Revenue Bonds, Series 1989
                 (GNMA Mortgage-Backed Securities Program), 8.250%, 10/15/18
                 (Alternative Minimum Tax)                                                  10/99 at 102        Aaa        1,757,575

    1,695,000   Mississippi Regional Housing Authority, No. V, Multifamily Housing Revenue Refunding Bonds, Series 1993A
                 (FHA Insured Mortgage Loan-Deville Apartments Section 8 Assisted Project),
                 7.050%, 7/01/21                                                             7/00 at 105        AAA        1,804,378

------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.1%

      980,000   Nebraska Investment Finance Authority, Single Family Mortgage Revenue Bonds, 1988 Series 1,
                 8.125%, 8/15/38 (Alternative Minimum Tax)                                   8/98 at 102        Aaa        1,005,539

   10,000,000   Energy America Gas Supply Revenue Bonds, Series 1998A, Metropolitan Utilities District Project,
                 5.700%, 7/01/08                                                            No Opt. Call        N/R        9,794,600

    9,000,000   Nebhelp Inc. Senior Subordinate Revenue Bonds, 1993 Series A-5A, 6.250%, 6/01/18
                 (Alternative Minimum Tax)                                                  No Opt. Call         Aa        9,639,720

                Airport Authority of the City of Omaha (Nebraska), Airport Facilities Revenue Refunding Bonds, Series 1991:
    1,665,000    8.375%, 1/01/14 (Pre-refunded to 1/01/02)                                   1/02 at 102      A1***        1,914,933
    5,075,000    8.375%, 1/01/14                                                             1/02 at 102         A1        5,787,530

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.8%

$   1,725,000   Nevada Housing Division, Single Family Program Senior Bonds, 1993 Issue B,
                 6.200%, 10/01/15                                                            4/04 at 102        Aa2     $  1,802,711

    4,500,000   Clark County School District, Nevada, General Obligation (Limited Tax), School Improvement Bonds
                 (Current Coupon Bonds), Series 1991A, 7.000%, 6/01/10                      No Opt. Call        Aaa        5,379,030

------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.6%

    3,395,000   New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, 1990 Series A,
                 7.950%, 7/01/22 (Alternative Minimum Tax)                                   7/00 at 102         Aa        3,569,096

    1,950,000   New Hampshire Housing Finance Authority Single Family Mortgage Acquisition Revenue Bonds,
                 1996 Series C, 6.200%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 102        Aa3        2,039,661

------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

      455,000   New Mexico Educational Assistance Foundation, Student Loan Revenue Bonds, 1992 Series One,
                 Student Loan Revenue Bonds, Subordinate 1992 Series One-B, 6.850%, 12/01/05
                 (Alternative Minimum Tax)                                                  12/02 at 101          A          484,452

    2,605,000   New Mexico Mortgage Finance Authority, Single Family Mortgage Purchase Refunding Senior Bonds,
                 1992 Series A, 6.900%, 7/01/24                                              7/02 at 102        Aa1        2,760,492

------------------------------------------------------------------------------------------------------------------------------------
                New York - 10.1%

                Dormitory Authority of the State of New York, The New York and
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue
                Bonds, Series 1998:
    5,000,000    5.500%, 2/01/09                                                            No Opt. Call        Aaa        5,258,700
    6,450,000    5.500%, 8/01/09                                                            No Opt. Call        Aaa        6,795,462
    4,350,000    5.500%, 8/01/10                                                            No Opt. Call        Aaa        4,573,590
    5,000,000    5.500%, 8/01/11                                                            No Opt. Call        Aaa        5,247,150

   10,500,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, FHA-Insured
                 Mortgage Revenue Bonds, 1992 Series B, 6.200%, 8/15/22                      8/02 at 102        AAA       11,108,370

    8,240,000   New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home, FHA-Insured
                 Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21                      2/04 at 102        AAA        8,811,938

    7,500,000   New York State Thruway Authority, General Revenue Bonds, Series C,
                 6.000%, 1/01/15                                                             1/05 at 102        Aaa        7,994,625

    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series A,
                 7.000%, 8/01/04                                                            No Opt. Call         A3        1,120,390

    3,500,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series B,
                 6.750%, 8/15/03                                                            No Opt. Call         A3        3,846,115

   14,310,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,
                 6.500%, 2/01/05                                                            No Opt. Call         A3       15,680,326
                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:

    3,925,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)                               8/01 at 101 1/2        Aaa        4,597,039
      475,000    9.500%, 8/01/02                                                         8/01 at 101 1/2         A3          549,798

   16,915,000   New York City Transitional Finance Authority, Future Tax Secured Bonds Fiscal 1998 Series C,
                 5.000%, 5/01/26 (WI)                                                        5/08 at 101         AA       16,084,135

------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.2%

    2,000,000   North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, Series 1992,
                 6.000%, 1/01/11                                                            No Opt. Call        Aaa        2,204,680

------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.1%

    8,150,000   Mercer County, North Dakota, Pollution Control Revenue Bonds (Basin Electric Power Cooperative-
                 Antelope Valley Station), 1984 Series B, 7.00%, 1/01/19                     1/99 at 103          A        8,507,541

    1,125,000   City of Minot, North Dakota, Single Family Mortgage Revenue Refunding Bonds, Series 1993,
                 7.700%, 8/01/10                                                             8/03 at 102         Aa        1,208,914


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 4.6%

    3,800,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Programs), 1995 Series A-1, 6.300%, 9/01/17                      3/05 at 102        AAA        4,056,728

   11,215,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA Mortgage-Backed
                 Securities Program), 1989 Series A, 7.650%, 3/01/29
                 (Alternative Minimum Tax)                                                   9/99 at 102        AAA       11,772,722

    4,500,000   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds,
                 Series 1992 (Summa Health System Project), 6.250%, 11/15/07                11/02 at 102         A3        4,849,290

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Ohio  (continued)

$   9,587,286   Bella Vista Housing Incorporated First Mortgage Revenue Bonds, Series 1981-A (FHA Insured, Section 8
                 Assisted Project), 10.875%, 6/15/23                                         7/98 at 105        N/R     $ 10,165,016

    1,995,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue Bonds, Series 1994A (FHA Insured
                 Mortgage Loan-Hamilton Creek Apartments Project), 5.550%, 7/01/24
                (Alternative Minimum Tax)                                                    1/05 at 103         Aa        1,973,115

    4,215,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan Revenue Bonds, Series 1986A,
                 5.500%, 12/01/01 (Alternative Minimum Tax)                                 No Opt. Call         A1        4,323,494

    4,370,000   City of Toledo, Ohio, General Obligation (Limited Tax), Various Purpose Improvement Bonds, Series 1994,
                 5.750%, 12/01/09                                                           12/04 at 102        Aaa        4,652,783

------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 1.5%

                Oklahoma County Finance Authority Multi-Family Housing First Mortgage Multiple Apts Project-A:
    3,000,000    7.000%, 4/01/18                                                             4/06 at 102        N/R        2,943,000
    7,000,000    7.125%, 4/01/28                                                             4/06 at 102        N/R        6,893,040

    3,340,000   Tulsa Industrial Authority Hospital Revenue and Refunding Bonds (Hillcrest Medical Center Project),
                 Series 1996, 6.500%, 6/01/09                                               No Opt. Call        AAA        3,785,088

------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 0.3%

                State of Oregon Department of Administrative Services, Certificates of Participation, 1996 Series C:
    1,000,000    5.350%, 5/01/08                                                             5/06 at 101        Aaa        1,047,270
    1,500,000    5.400%, 5/01/09                                                             5/06 at 101        Aaa        1,570,755

------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

    1,460,000   Piedmont Municipal Power Agency (South Carolina), Electric Revenue Bonds, 1998A, Refunding
                Series, 5.500%, 1/01/13                                                     No Opt. Call        Aaa        1,532,036

------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.7%

    5,845,000   South Dakota Student Loan Assistance Corporation, 7.625%, 8/01/06 (Alternative Minimum Tax)
                 (Pre-refunded to 8/01/99)                                                   8/99 at 102        Aaa        6,217,853

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.3%

    2,400,000   Tennessee Housing Development Agency, Mortgage Finance Program Bonds, 1994 Series A,
                6.900%, 7/01/25 (Alternative Minimum Tax)                                    7/04 at 102         A1        2,570,064

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.2%

    4,765,517   General Services Commission (An Agency of the State of Texas), as Lessee, Participation Interests,
                 7.500%, 9/01/22                                                         9/99 at 101 1/2          A        5,178,259

    8,500,000   Texas Turnpike Authority, Dallas North Tollway Revenue Bonds, Series 1990, 7.250%, 1/01/10
                 (Pre-refunded to 1/01/99)                                                   1/99 at 102        Aaa        8,859,210

    1,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990
                 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)                                                  12/00 at 102       Baa2        1,079,000

    6,000,000   Dallas-Fort Worth International Airport Facility Improvement Corporation, American Airlines, Inc.
                 Revenue Bonds, Series 1990, 7.500%, 11/01/25 (Alternative Minimum Tax)     11/00 at 102       Baa2        6,463,680

    2,500,000   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series 1991A,
                 6.750%, 7/01/21 (Alternative Minimum Tax)                                   7/01 at 102        Aaa        2,686,100

    5,000,000   City of Houston, Taxes, Water and Sewer System, Junior Lien Revenue Refunding Bonds, Series 1997D,
                 5.000%, 12/01/25                                                           12/07 at 102        Aaa        4,769,650

    1,731,532   The Midland Housing Finance Corporation (Midland, Texas), Single Family Mortgage Revenue Refunding,
                 Series 1992A, 8.450%, 12/01/11                                             11/05 at 103        Aaa        1,879,370

    2,215,000   North Texas Higher Education Authority, Inc., Student Loan Revenue Bonds, Series 1993D,
                 6.300%, 4/01/09 (Alternative Minimum Tax)                                   4/03 at 102          A        2,332,639

    3,410,000   Ratama Development Corporation, Special Facilities Revenue Bonds (Retama Park Racetrack Project),
                 Series 1993, 8.750%, 12/15/12                                              No Opt. Call        Aaa        4,720,736

    8,500,000   Travis County Health Facilities Development Corporation, Hospital Revenue Bonds (Daughters of
                 Charity National Health System - Daughters of Charity Health System Services of Austin),
                 Series 1993B, 6.000%, 11/15/22                                             11/03 at 102        Aa2        9,026,320

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*  Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.7%

$   8,000,000   Intermountain Power Agency (Utah), Power Supply Revenue Bonds,
                 Series 1996A, 6.150%, 7/01/14                                               7/06 at 102         A1     $  8,666,000

    6,000,000   Intermountain Power Agency Power Supply Revenue Refunding Bonds,
                 1997 Series B, 5.750%, 7/01/19                                              7/07 at 102        Aaa        6,266,100

------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.3%

    2,645,000   Suffolk Redevelopment and Housing Authority, Multifamily Housing Revenue Refunding Bonds,
                 Series 1994 (Chase Heritage at Dulles Project), 7.000%, 7/01/24
                (Mandatory put 7/01/04)                                                      7/02 at 104       Baa2        2,891,805

------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.9%

    4,500,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds, Series 1993A,
                5.750%, 7/01/13                                                              7/03 at 102        Aa1        4,657,050

   23,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15                                                             7/03 at 102        Aa1       23,018,400

    4,845,000   Washington Public Power Supply System, Nuclear Project No. 1, Refunding Revenue Bonds, Series 1989A,
                 7.500%, 7/01/15 (Pre-refunded to 7/01/99)                                   7/99 at 102        Aaa        5,136,766

                Washington Public Power Supply System Nuclear Project No. 2 Refunding Revenue Bonds, Series 1992A:
    5,710,000    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                   7/02 at 102     Aa1***        6,197,520
    1,540,000    6.250%, 7/01/12                                                             7/02 at 102        Aa1        1,646,814

    6,475,000   Washington Public Power Supply System, Nuclear Project #2-Refunding Revenue, Series 1990-A,
                 7.250%, 7/01/06                                                            No Opt. Call        Aa1        7,507,632

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1993B, 7.000%, 7/01/09                                              No Opt. Call        Aa1       11,709,000

    2,380,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1989B, 5.500%, 7/01/17                                               1/00 at 100        Aa1        2,380,546

    3,700,000   Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1998A, 5.125%, 7/01/18                                               7/08 at 102        Aa1        3,580,045

    4,705,000   City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 1994 Series B,
                 8.000%, 12/01/08                                                           No Opt. Call        Aaa        5,956,388

------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.1%

      635,000   Wisconsin Housing and Economic Development Authority, Home Improvement Revenue Bonds,
                 1992 Series A, 7.000%, 5/01/10 (Alternative Minimum Tax)                    5/02 at 102         A1          669,645

------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.6%

   12,390,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General Obligation Bonds),
                 6.500%, 7/01/13                                                            No Opt. Call        Aaa       14,420,720
------------------------------------------------------------------------------------------------------------------------------------

$ 838,633,743   Total Investments - (cost $841,333,987) - 97.9%                                                          885,796,936
=============
                Temporary Investments in Short-Term Municipal Securities - 2.3%

$   9,000,000   California Pollution Control Financing, Pollution Control Refunding Revenue (Pacific Gas and
                 Electric Company) 1996-F, Variable Rate Demand Bonds, 4.100%, 11/01/26+                         A-1+  $   9,000,000

   12,000,000   Harris County Health Facilities Development Corporation, Hospital Revenue Bonds (The Methodist Hospital),
                 Series 1994, Variable Rate Demand Bonds, 4.250%, 12/01/25+                                      A-1+     12,000,000
------------------------------------------------------------------------------------------------------------------------------------
$  21,000,000   Total Temporary Investments - 2.3%                                                                        21,000,000
=============
                Other Assets Less Liabilities - (0.2)%                                                                   (2,410,655)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 904,386,281
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.
                                 See accompanying notes to financial statements.

Statement of Net Assets
April 30, 1998
(Unaudited)
                                                                              Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value (note 1)                $1,423,971,450        $936,746,423        $885,796,936
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                            --           3,300,000          21,000,000
 Cash                                                                                739,532                  --             144,154
 Receivables:
   Interest                                                                       27,889,965          17,324,653          16,650,107
   Investments sold                                                               12,264,165           1,433,381             747,100
 Other assets                                                                      1,150,850              70,207              60,081
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,466,015,962         958,874,664         924,398,378
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                           --               5,906                  --
 Payable for investments purchased                                                15,094,935          13,183,089          16,346,318
 Accrued expenses:
   Management fees (note 6)                                                          736,452             485,945             467,487
   Other                                                                             230,040             206,932             303,613
 Preferred share dividends payable                                                   180,607             110,709             117,037
 Common share dividends payable                                                    4,720,121           3,161,344           2,777,642
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           20,962,155          17,153,925          20,012,097
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,445,053,807        $941,720,739        $904,386,281
====================================================================================================================================

Preferred shares, at liquidation value                                        $  475,000,000        $300,000,000        $308,400,000
====================================================================================================================================

Preferred shares outstanding                                                          19,000              12,000              12,336
====================================================================================================================================

Common shares outstanding                                                         63,785,431          40,791,537          40,847,681
====================================================================================================================================

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                      $        15.21        $      15.73        $      14.59
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 1998
(Unaudited)
                                                                             Premium Income    Premium Income 2    Premium Income 4
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                      $42,677,067         $27,592,536         $25,492,484
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                         4,452,816           2,933,755           2,826,295
 Preferred shares - auction fees                                                    588,869             371,917             382,332
 Preferred shares - dividend disbursing agent fees                                   24,795              21,177              34,712
 Shareholders' servicing agent fees and expenses                                    114,411              37,979              56,495
 Custodian's fees and expenses .                                                     81,558              59,895              59,918
 Directors' fees and expenses (note 6)                                                7,426               4,229               4,062
 Professional fees                                                                   15,309              10,517              10,630
 Shareholders' reports - printing and mailing expenses                              139,041              95,760              95,090
 Stock exchange listing fees                                                         27,067              17,579              17,609
 Investor relations expense                                                          60,493              36,497              37,511
 Other expenses                                                                      31,967              24,691              21,087
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    5,543,752           3,613,996           3,545,741
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            37,133,315          23,978,540          21,946,743
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                   3,981,937           1,330,352           2,672,731
 Net change in unrealized appreciation or depreciation of investments            (4,969,943)            (14,879)         (4,586,887)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                   (988,006)          1,315,473          (1,914,156)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $36,145,309         $25,294,013         $20,032,587
===================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                        Premium Income                   Premium Income 2                  Premium Income 4
---------------------------------------------------------------------------------------------------------------------------------
                              Six Months Ended       Year Ended  Six Months Ended     Year Ended Six Months Ended      Year Ended
                                       4/30/98         10/31/97           4/30/98       10/31/97          4/30/98        10/31/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income           $  37,133,315    $  72,579,397      $ 23,978,540   $ 48,365,729     $ 21,946,743    $ 44,221,844
 Net realized gain from investment
   transactions (notes 1 and 4)      3,981,937        4,421,843         1,330,352      4,884,470        2,672,731       3,879,483
 Net change in unrealized appreciation
   or depreciation of investments   (4,969,943)      19,245,861           (14,879)    21,383,160       (4,586,887)     19,479,315
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  36,145,309       96,247,101        25,294,013     74,633,359       20,032,587      67,580,642
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders             (28,390,106)     (59,703,177)      (19,114,188)   (38,015,000)     (16,656,519)    (33,488,322)
   Preferred shareholders           (7,936,186)     (12,807,342)       (4,537,619)   (10,633,759)      (5,337,386)    (10,890,755)
From accumulated net realized gains
 from investment transactions:
   Common shareholders              (3,623,618)      (1,862,537)       (3,588,709)            --               --              --
   Preferred shareholders             (801,154)              --          (896,110)            --               --              --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (40,751,064)     (74,373,056)      (28,136,626)   (48,648,759)     (21,993,905)    (44,379,077)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Common shares - net proceeds
   from shares issued to shareholders
   due to reinvestment of distributions     --               --           976,104             --          583,436              --
 Preferred shares - net proceeds
   from sale of shares                      --      123,593,750                --             --               --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --      123,593,750           976,104             --          583,436              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets                        (4,605,755)     145,467,795       (1,866,509)     25,984,600       (1,377,882)     23,201,565
Net assets at beginning
  of period                      1,449,659,562    1,304,191,767       943,587,248    917,602,648      905,764,163     882,562,598
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period     $1,445,053,807   $1,449,659,562      $941,720,739   $943,587,248     $904,386,281    $905,764,163
=================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                $    1,563,425   $      756,402      $  2,403,049   $  2,076,316     $  1,426,259    $  1,473,421
=================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)


1. General Information and Significant Accounting Policies The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1998, Premium Income, Premium Income 2 and Premium Income 4 had outstanding when-issued purchase commitments of $15,094,935, $13,183,089 and $16,346,318, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Number of Shares:
   Series M                                                               3,800        2,000        2,200
   Series T                                                               3,800        3,000        2,000
   Series T2                                                                 --           --        1,328
   Series W                                                               3,800        2,000        1,680
   Series Th                                                              3,800        3,000        2,000
   Series F                                                               3,800        2,000        1,800
   Series F2                                                                 --           --        1,328
---------------------------------------------------------------------------------------------------------
Total                                                                    19,000       12,000       12,336
=========================================================================================================

Effective August 12, 1997, the terms of Premium Income's preferred stock were amended, whereby the Fund's preferred shares were converted from Remarketed Preferred (dividend rates established primarily every 28 days by a remarketing process) to MuniPreferred (dividend rates established every seven days by a "Dutch auction" process), as approved by shareholders on August 6, 1997. In addition, the Fund issued an additional 5,000 preferred shares, comprising 1,000 shares each of Series M, T, W, Th and F between September 30, 1997 and October 6, 1997.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Common and Preferred shares were as follows:

                                                             Premium Income           Premium Income 2
----------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended    Six Months Ended    Year Ended
                                                          4/30/98     10/31/97             4/30/98      10/31/97
----------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                       --           --               60,418            --
================================================================================================================
                                                                                      Premium Income 4
----------------------------------------------------------------------------------------------------------------
                                                                                 Six Months Ended     Year Ended
                                                                                          4/30/98       10/31/97
----------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                                    39,216             --
================================================================================================================

Premium Income issued 5,000 additional preferred shares, comprising 1,000 shares of each M, T, W, Th and F, during the fiscal year ended October 31, 1997.

3. Distributions to Common Shareholders
On May 1, 1998, the Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1998, to shareholders of record on May 15, 1998, as follows:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Dividend per share                                                       $.0740       $.0775       $.0680
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended April 30, 1998, were as follows:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                             $162,192,065  $55,248,819 $123,658,572
   Temporary municipal investments                                  122,180,000   20,900,000   91,150,000
Sales and Maturities:
   Investments in municipal securities                              142,721,328   30,862,306  104,872,045
   Temporary municipal investments                                  150,180,000   33,400,000   70,150,000
=========================================================================================================

At April 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1997, the Funds' last fiscal year end, Premium Income 4 had unused capital loss carryforwards of $17,365,717 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $16,344 of the carryforwards will expire in the year 2001, $12,137,697 will expire in the year 2002 and $5,211,676 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1998, were as follows:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $64,026,023  $71,660,086  $46,557,023
   depreciation                                                      (2,096,212)    (212,074)  (2,094,074)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                         $61,929,811  $71,448,012  $44,462,949
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                                             Management Fee
--------------------------------------------------------------------------------------------------------
For the first $125 million                                                                   .6500 of 1%
For the next $125 million                                                                    .6375 of 1
For the next $250 million                                                                    .6250 of 1
For the next $500 million                                                                    .6125 of 1
For the next $1 billion                                                                      .6000 of 1
For net assets over $2 billion                                                               .5875 of 1
========================================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At April 30, 1998, net assets consisted of:

                                                                        Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
  at liquidation value                                           $  475,000,000 $300,000,000 $308,400,000
Common shares, $.01 par value per share                                 637,854      407,915      408,477
Paid-in surplus                                                     901,946,523  566,389,866  564,371,822
Balance of undistributed net investment income                        1,563,425    2,403,049    1,426,259
Accumulated net realized gain (loss) from investment transactions     3,976,194    1,071,897  (14,683,226)
Net unrealized appreciation of investments                           61,929,811   71,448,012   44,462,949
---------------------------------------------------------------------------------------------------------

Net assets                                                       $1,445,053,807 $941,720,739 $904,386,281
=========================================================================================================

Authorized shares:
   Common                                                           200,000,000  200,000,000  200,000,000
   Preferred                                                          1,000,000    1,000,000    1,000,000
=========================================================================================================

8. Investment Composition
At April 30, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                        Premium      Premium     Premium
                                                                         Income     Income 2    Income 4
--------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                           5%            2%          5%
Financials                                                                  3            --          --
Health Care                                                                 8             7          17
Housing/Multifamily                                                        --             8          10
Housing/Single Family                                                      13            13           7
Tax Obligation/General                                                     12            16          12
Tax Obligation/Limited                                                     11            12           7
Transportation                                                              8             8           9
U.S. Guaranteed                                                            15            24          13
Utilities                                                                  19             6          15
Water and Sewer                                                             4             3           4
Other                                                                       2             1           1
--------------------------------------------------------------------------------------------------------
                                                                          100%         100%         100%
========================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (53% for Premium Income, 44% for Premium Income 2 and 43% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

         Financial Highlights
         (Unaudited)
         Selected data for a Common share outstanding throughout each period is as follows:
                                          Investment Operations                       Less Distributions
                                                                   Net          Net
                                               Net Realized/       Investment   Investment     Capital       Capital
                        Beginning   Net        Unrealized          Income       Income         Gains         Gains
                        Net Asset   Investment Investment          To Common    To Preferred   To Common     To Preferred
                        Value       Income     Gain (Loss)  Total  Shareholders Shareholders+  Shareholders  Shareholders+  Total
Premium Income
Six Months Ended
         4/30/98        $15.28      $ .58      $ (.02)      $ .56  $ (.44)      $(.12)         $(.06)        $(.01)         $ (.63)
Year Ended 10/31:
         1997            14.96       1.14         .37        1.51    (.94)       (.20)          (.03)           --           (1.18)
         1996            15.11       1.16        (.09)       1.07    (.97)       (.20)          (.05)           --           (1.22)
         1995            14.14       1.24        1.01        2.25   (1.06)       (.22)            --            --           (1.28)
         1994            16.30       1.26       (2.02)***    (.76)  (1.17)       (.16)          (.07)           --           (1.40)
         1993            15.79       1.43         .61        2.04   (1.36)       (.17)            --            --           (1.53)
Premium Income 2
Six Months Ended
         4/30/98         15.80        .58        .04          .62    (.47)       (.11)          (.09)         (.02)           (.69)
Year Ended 10/31:
         1997            15.16       1.18        .65         1.83    (.93)       (.26)            --            --           (1.19)
         1996            14.89       1.19        .27         1.46    (.93)       (.26)            --            --           (1.19)
         1995            13.03       1.20       1.88         3.08    (.92)       (.30)            --            --           (1.22)
         1994            15.60       1.18      (2.53)       (1.35)   (.94)       (.24)          (.03)         (.01)          (1.22)
         1993            13.57       1.14       2.19         3.33    (.91)       (.25)            --            --           (1.16)
Premium Income 4
Six Months Ended
         4/30/98        14.64        .54       (.05)         .49     (.41)       (.13)            --            --            (.54)
Year Ended 10/31:
         1997           14.07       1.08        .58         1.66     (.82)       (.27)            --            --           (1.09)
         1996           13.87       1.10        .19         1.29     (.82)       (.27)            --            --           (1.09)
         1995           12.09       1.10       1.81         2.91     (.84)       (.29)            --            --           (1.13)
         1994           14.87       1.07      (2.76)       (1.69)    (.84)       (.20)          (.03)         (.01)          (1.08)
2/19/93 to
         10/31/93       14.05        .51        .97         1.48     (.42)       (.07)            --            --            (.49)
                                                          Total Returns
                        Organization and
                        Offering Costs and
                        Preferred Share     Ending
                        Underwriting        Net Asset  Ending        Based on         Based on Net
                        Discounts           Value      Market Value  Market Value**   Asset Value**
Premium Income
Six Months Ended
         4/30/98        $ --                $15.21    $14.5625         3.01%             2.83%
Year Ended 10/31:
         1997           (.02)                15.28     14.6250         7.81              8.89
         1996             --                 14.96     14.5000         8.24              5.92
         1995             --                 15.11     14.3750        16.88             14.84
         1994             --                 14.14     13.2500       (19.13)            (5.88)
         1993             --                 16.30     17.7500        20.96             12.33
Premium Income 2
Six Months Ended
         4/30/98          --                 15.73     15.3750         2.69              3.08
Year Ended 10/31:
         1997             --                 15.80     15.5000        16.76             10.72
         1996             --                 15.16     14.1250        14.94              8.28
         1995             --                 14.89     13.1250        24.22             22.06
         1994             --                 13.03     11.3750       (17.76)           (10.64)
         1993           (.14)                15.60     14.8750        18.47             22.31
Premium Income 4
Six Months Ended
         4/30/98          --                 14.59     13.9375         4.76              2.44
Year Ended 10/31:
         1997             --                 14.64     13.6875        14.70             10.20
         1996             --                 14.07     12.6880        11.57              7.53
         1995             --                 13.87     12.1250        21.32             22.41
         1994           (.01)                12.09     10.7500       (19.12)           (13.29)
2/19/93 to
         10/31/93       (.17)                14.87     14.2500        (2.13)             8.94

                                   Ratios/Supplemental Data
                                                      Ratio of Net
                                       Ratio of       Investment
                        Ending         Expenses to    Income to        Portfolio
                        Net Assets     Average        Average          Turnover
                        (000)          Net Assets++   Net Assets++     Rate
Premium Income
Six Months Ended
         4/30/98        $1,445,054     .77%*          5.14%*           10%
Year Ended 10/31:
         1997            1,449,660     .76            5.51             10
         1996            1,304,192     .75            5.67             16
         1995            1,313,673     .76            6.13             12
         1994            1,252,208     .77            6.08             15
         1993            1,213,064     .79            6.28             11
Premium Income 2
Six Months Ended
         4/30/98        941,721        .77*           5.10*            3
Year Ended 10/31:
         1997           943,587        .77            5.23            19
         1996           917,603        .77            5.34            24
         1995           906,547        .77            5.60            27
         1994           830,600        .76            5.41            26
         1993           835,582        .73            5.19            20
Premium Income 4
Six Months Ended
         4/30/98        904,386        .78*           4.85*           12
Year Ended 10/31:
         1997           905,764        .79            4.98            26
         1996           882,563        .79            5.11            20
         1995           874,337        .80            5.35            32
         1994           801,617        .88            5.15            47
2/19/93 to
         10/31/93       431,437        .82*           4.04*           10

* Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

*** Includes $(.19) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

Building Better Portfolios with Nuveen

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and
Income Funds
European Value Fund

Growth and
Income Stock Fund

Balanced Municipal
and Stock Fund

Balanced Stock
and Bond Fund

Municipal
Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin



Reducing the impact of taxes and moderating risk are important goals for many risk-sensitive investors seeking to build better portfolios. For these investors, a tax-efficient, risk-resistant investment portfolio often forms the foundation of a carefully crafted financial plan for building and sustaining wealth. Nuveen is committed to providing investors and their financial advisers with a range of products and investment tools to help build better portfolios.

EXCHANGE-TRADED FUNDS
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MUTUAL FUNDS
Nuveen Mutual Funds offer investors access to the Nuveen family of Premier Advisers(sm), including Nuveen Advisory Corp., Institutional Capital Corp. and Rittenhouse Financial Services. Our equity, balanced and income funds seek to provide consistent performance, time-tested strategies to reduce risk and experienced, professional management.

PRIVATE ASSET MANAGEMENT
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

UNIT TRUSTS
Nuveen Unit Trusts are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

MUNIPREFERRED(R)
Nuveen MuniPreferred offers investors a AAA-rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to review thoroughly all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the new millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly effect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable.
No shares were repurchased during the 12-month period ended April 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.



Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


GRAPHIC:
1898  1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)




John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-5.4.98